Smith Barney
World Funds, Inc.


Emerging Markets Portfolio
European Portfolio
Pacific Portfolio




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                             A N N U A L  R E P O R T
--------------------------------------------------------------------------------


October 31, 1999



[LOGO OF SMITH BARNEY MUTUAL FUNDS]



NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
World Funds, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

"While the e-commerce revolution is already booming in the U.S., the international markets present enormous opportunities. Internet penetration is much lower overseas than in the United States. With the rebound in global growth and Asia emerging from its slump, we expect that other regions of the world may begin to catch up with the United States in an effort to become more efficient and more competitive."

                                                               Heath B. McLendon
                                                                        Chairman

--------------------------------------------------------------------------------

The Emerging Markets Portfolio seeks long-term capital appreciation of its assets through a portfolio invested primarily in securities of emerging country issuers. The Portfolio follows an investment strategy involving broad geographic diversification.

                                         NASDAQ SYMBOL
                                         -------------
                    Class A                  SMMAX
                    Class B                  SEMBX
                    Class L                  SEMLX

The European Portfolio seeks long-term capital appreciation by investing primarily in equity of issuers based in countries of Europe.

                                         NASDAQ SYMBOL
                                         -------------
                    Class A                  SBEAX
                    Class B                  SBEBX
                    Class L                  SBELX

The Pacific Portfolio's primary investment objective is long-term capital appreciation. In seeking to achieve its objective, the Portfolio will invest primarily in a diversified portfolio of equity securities of companies in the Pacific Rim.

                                         NASDAQ SYMBOL
                                         -------------
                    Class A                  SBPPX
                    Class B                  SBPFX
                    Class L                  SBPCX

--------------------------------------------------------------------------------
WHAT'S INSIDE
--------------------------------------------------------------------------------

A Message from the Chairman ..............................................  1

Emerging Markets Portfolio
  Managers Commentary ....................................................  3
  Historical Performance .................................................  5
  Portfolio at a Glance ..................................................  7

European Portfolio
  Manager Commentary .....................................................  8
  Historical Performance ................................................. 10
  Portfolio at a Glance .................................................. 12

Pacific Portfolio
  Manager Commentary ..................................................... 13
  Historical Performance ................................................. 15
  Portfolio at a Glance .................................................. 17

Schedules of Investments ................................................. 18

Statements of Assets and Liabilities ..................................... 25

Statements of Operations ................................................. 26

Statements of Changes in Net Assets ...................................... 27

Notes to Financial Statements ............................................ 29

Financial Highlights ..................................................... 38

Independent Auditors' Report ............................................. 48

Tax Information .......................................................... 49

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

Dear Shareholder:

The globalization of securities markets continues to accelerate. Economic growth increased in Europe and Asia, with a great deal of corporate restructuring taking place. A year ago, a major topic of discussion and possible concern was the introduction of the Euro. (The Euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.)

[PHOTO]

HEATH B.
MCLENDON

Chairman

Twelve months later, the introduction of the Euro can be viewed as a success, fostering lower inflation and interest rates throughout Western Europe. Moreover, the Euro has contributed to the consolidation of businesses and the creation of even stronger and more competitive European companies.

Last year, Asia was reeling under the impact of currency and banking problems, and Japan was mired in economic stagnation. Today we see firsthand the amazing resiliency of these economies as Asia returns to economic stability and growth albeit at a slower, yet more sustainable, rate. Additionally, Japan has moved decisively to turn around its struggling economy. Companies in Japan are restructuring, instituting efficiencies and selling unprofitable divisions.

The globalization of financial markets has also continued as the New York Stock Exchange and Nasdaq continue to a more foreign stocks for trading. Investors have more investment options today than ever before as trading hours expand.

The Internet age has dawned. Increasingly sophisticated financial transactions are being handled electronically with the click of a "mouse" regardless of whether you are in New York, Buenos Aires or Timbuktu. Although near-term issues persist, we believe that the development of the "Information Superhighway" will remain a powerful driver of share prices.

The Internet is gaining millions of users monthly and many of these people will become active on-line consumers. Moreover, Dell, a global computer systems company, estimates that 15% of all U.S. Gross Domestic Product ("GDP") could soon come from Internet electronic commerce. There is no shortage of companies willing to provide the systems and services necessary to facilitate online transactions. We expect e-commerce to represent an outstanding investment opportunity as companies attempt to increase their productivity through online sourcing and more direct distribution. E-commerce generally conjures up images of consumers buying books or smaller items on the Internet; however, business-to-business e-commerce is expanding as well. Traditional industrial manufacturing companies are aggressively moving toward e-commerce as a means to boost efficiency.

While the e-commerce revolution is already booming in the U.S., the international markets present enormous opportunities. Internet penetration is much lower overseas than in the United States. With the rebound in global growth and Asia emerging from its slump, we expect that other regions of the world may begin to catch up with the United States in an effort to become more efficient and more competitive.

In this report, you will find specific market commentary and performance information on the Smith Barney



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 1

World Funds, Inc. - Emerging Markets Portfolio, European Portfolio and Pacific Portfolio beginning on page three.

Thank you for investing in our family of international funds. We remain committed to providing our shareholders with competitive performance in the years ahead, and look forward to serving your financial needs in the future.



Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman


November 16, 1999





--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------------------------------------------------------------

Jeffrey J. Russell is a Managing Director of Salomon Smith Barney. Prior to joining the firm in 1990, he worked for Drexel Burnham Lambert. Mr. Russell holds an undergraduate degree from Massachusetts Institute of Technology and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.

[PHOTO OF JEFFREY J. RUSSELL]

JEFFREY J.
RUSSELL, CFA

Vice President

James B. Conheady has more than 35 years experience managing international and global equity portfolios. He has been with the International Equity team since its formation in 1968 at Drexel Burnham Lambert and moved to Salomon Smith Barney in 1990. Mr. Conheady holds a B.S.S. degree from Georgetown University.

[PHOTO OF JAMES B. CONHEADY]

JAMES B. CONHEADY

Vice President

Performance Update

For the year ended October 31, 1999, the Emerging Markets Portfolio ("Portfolio") returned 28.45% for Class A shares without sales charges. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International Emerging Markets Free Index ("Index"), returned 41.81% for the same period. (The a Emerging Markets Free Index, comprising equities in Brazil, Mexico, Korea, Taiwan, India, South Africa and other countries in the emerging markets, is a common benchmark against which the performance of emerging market funds is measured.)

For information on the Portfolio's other share classes, please see page five.


Market Review

Emerging market stocks performed well compared to developed market stocks during the past 12 months after a relatively dismal preceding five years. In our view, the anxieties of 1998 have been alleviated by the prompt policy responses of central banks. Additionally, ample financial liquidity helped to fuel recovery in many troubled economies and drove financial market rallies.

The developing Asian stock markets turned in exceptional performances during the Portfolio's fiscal year, led by renewed confidence in several of the smaller markets. After several years of unremitting bad news from Asia, growth resumed in many of the Asian economies such as Korea, Singapore, Taiwan and Thailand. Currencies in the region stabilized allowing interest rates to decline in many economies, and also caused a reallocation back to the stock markets by many global investors. In addition, trade accounts have rebalanced in favor of Asia, and the external debt position of many Asian countries has improved.


Investment Strategy

Our primary investment objective in selecting stocks is their capital appreciation potential. We employ an extensive stock selection process using rigorous fundamental analysis and exhaustive research. We first assess the relative attractiveness of different emerging markets. After a thorough country assessment is made, specific investment themes are identified. We believe that by diversifying the Portfolio's investments across many emerging markets, we can potentially reduce volatility compared to an investment in any one single region.



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 3

The Emerging Markets Portfolio's composition shifted over its fiscal year as a result of our increased commitment to select Asian stocks. Our regional position at fiscal year-end was 21% in Europe, the Mile East and Africa, 54% in Asia-Pacific, and 25% in Latin America.

We remain cautiously positioned in Latin America, given that the region is still working through the adjustments that affected Asia two years ago. Mexico appears well-positioned, although the Presidential elections in 2000 may moderate returns from that country. Brazil's structural reform proceeds slowly, yet the economy should certainly benefit from the rebound in global commodity prices.

European emerging markets enjoyed competitive returns during the period as Russia and Turkey led the performance race following the debt debacle of last year. We have relatively modest investments in Europe, the Mile East and Africa, except for major commitments in South Africa, where we expect to benefit from commodity price recoveries.


Market Outlook

For many years, large-capitalization, U.S. growth stocks have led global financial markets. In recent months, however, international markets have assumed leadership and provided strong absolute and relative returns. We think that the opportunities over the next several years bode well for the performance of emerging market stocks. Global economic recovery and low relative valuations are positive for this asset class given the historic high correlation between global growth and emerging market stock returns.

Japan, a major trading partner with emerging Asia, has embarked upon a major restructuring program after many years of ineffective policies. The financial system is being transformed, interest rates are at very low levels and multinational companies have announced significant plans to lower expenses, improve productivity and boost returns on invested capital. In our view, the resurgence in Japan should bolster the recovery throughout the rest of Asia.

Our outlook with respect to emerging markets stocks, going forward, is one of guarded optimism. Global economic growth is expected by many investment professionals to accelerate in 2000, and the prices of commodities, which are key exports for many emerging economies, have risen significantly.

Thank you for your confidence in our investment approach. We look forward to helping you take advantage of the growing number of opportunities available in today's global economy.


                            [SIGNATURES APPEAR HERE]

/s/ Jeffrey Russell                    /s/ James Conheady
Jeffrey Russell                        James Conheady
Vice President                         Vice President


November 16, 1999



--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                              --------------------
                              Beginning      End       Income       Total
Year Ended                     of Year     of Year    Dividends   Returns(1)
--------------------------------------------------------------------------------
10/31/99                        $ 7.03      $ 9.03      $0.00       28.45%
--------------------------------------------------------------------------------
10/31/98                         12.45        7.03       0.00      (43.53)
--------------------------------------------------------------------------------
10/31/97                         12.08       12.45       0.00        3.06
--------------------------------------------------------------------------------
10/31/96                         11.06       12.08       0.00        9.22
--------------------------------------------------------------------------------
Inception* -- 10/31/95           12.00       11.06       0.00       (7.83)+
--------------------------------------------------------------------------------
  Total                                                 $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                              --------------------
                              Beginning      End       Income       Total
Year Ended                     of Year     of Year    Dividends   Returns(1)
--------------------------------------------------------------------------------
10/31/99                        $ 6.85      $ 8.72      $0.00       27.30%
--------------------------------------------------------------------------------
10/31/98                         12.21        6.85       0.00      (43.90)
--------------------------------------------------------------------------------
10/31/97                         11.95       12.21       0.00        2.18
--------------------------------------------------------------------------------
10/31/96                         11.02       11.95       0.00        8.44
--------------------------------------------------------------------------------
Inception* -- 10/31/95           12.00       11.02       0.00       (8.17)+
--------------------------------------------------------------------------------
  Total                                                 $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                              --------------------
                              Beginning      End       Income       Total
Year Ended                     of Year     of Year    Dividends   Returns(1)
--------------------------------------------------------------------------------
10/31/99                        $ 6.84      $ 8.71      $0.00       27.34%
--------------------------------------------------------------------------------
10/31/98                         12.22        6.84       0.00      (44.03)
--------------------------------------------------------------------------------
10/31/97                         11.95       12.22       0.00        2.26
--------------------------------------------------------------------------------
10/31/96                         11.02       11.95       0.00        8.44
--------------------------------------------------------------------------------
Inception* -- 10/31/95           12.00       11.02       0.00       (8.17)+
--------------------------------------------------------------------------------
  Total                                                 $0.00
--------------------------------------------------------------------------------





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Smith Barney World Funds, Inc.                                                 5

--------------------------------------------------------------------------------
                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                              --------------------
                              Beginning      End       Income       Total
Year Ended                     of Year     of Year    Dividends   Returns(1)
--------------------------------------------------------------------------------
10/31/99                        $ 7.07      $ 9.12      $0.00       29.00%
--------------------------------------------------------------------------------
Inception* -- 10/31/98           12.16        7.07       0.00      (41.86)+
--------------------------------------------------------------------------------
  Total                                                 $0.00
--------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                         Without Sales Charges(1)
                              --------------------------------------------------
                                Class A     Class B    Class L     Class Y
--------------------------------------------------------------------------------
Year Ended 10/31/99              28.45%      27.30%     27.34%      29.00%
--------------------------------------------------------------------------------
Inception* through 10/31/99      (6.15)      (6.88)     (6.91)     (16.05)
--------------------------------------------------------------------------------

                                           With Sales Charges(2)
                              --------------------------------------------------
                                Class A     Class B    Class L     Class Y
--------------------------------------------------------------------------------
Year Ended 10/31/99              22.03%      22.30%     25.05%      29.00%
--------------------------------------------------------------------------------
Inception* through 10/31/99      (7.22)      (7.09)     (7.11)     (16.05)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                         Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (Inception* through 10/31/99)             (24.75)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)             (27.33)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/99)             (27.42)
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/99)             (25.00)
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charge ("a") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one period from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* The inception date for Class A, B and L shares is May 12, 1995 and the inception date for Class Y shares is March 10, 1998.





--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Emerging Markets Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A, B and L Shares of the Emerging Markets Portfolio vs. MSCI Emerging Markets Free Index+
--------------------------------------------------------------------------------
                            May 1995 -- October 1999

                              [GRAPH APPEARS HERE]

                                                    May 12    Oct     Oct     Oct      Oct   Oct 31,
                                                     1995     1995    1996   1997     1998    1999
   Emerging Markets Portfolio -- Class A Shares      9,501   8,757   9,565  10,375    5,566   7,150
   Emerging Markets Portfolio -- Class B Shares     10,000   8,724   9,560   9,875    5,594   7,194
   Emerging Markets Portfolio -- Class L Shares     10,000   9,092   9,958  10,183    5,644   7,187
   MSCI Emerging Markets Free World Market Index    10,000   9,453   9,861   8,844    5,936   7,611

+ Hypothetical illustration of $10,000 invested in Class A, B and L shares at inception on May 12, 1995, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares, the deduction of the maximum 5.00% CDSC for Class B shares (which decreases by 1.00% each year) and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Morgan Stanley Capital International ("MSCI") Emerging Markets Free Index consists of emerging market companies with an average size of $800 million, the index measures performance of emerging markets in South America, South Africa, Asia and Eastern Europe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Top Ten Holdings*                      As of October 31, 1999
-------------------------------------------------------------
1.   Trigem Computer Inc.                                6.3%
-------------------------------------------------------------
2.   Telefonos de Mexico SA ADR, Series L                5.5
-------------------------------------------------------------
3.   Malayan Banking Berhad                              4.9
-------------------------------------------------------------
4.   Berjaya Sports Toto Berhad                          3.5
-------------------------------------------------------------
5.   Hon Hai Precision Industry Co. Ltd.                 3.4
-------------------------------------------------------------
6.   Grupo Televisa SA GDR                               3.0
-------------------------------------------------------------
7.   Yapi Ve Kredi Bankasi AS                            2.7
-------------------------------------------------------------
8.   Taiwan Semiconductor Manufacturing Co.              2.7
-------------------------------------------------------------
9.   Uniao de Bancos Brasileiros SA GDR                  2.6
-------------------------------------------------------------
10.  Comverse Technology Inc.                            2.5
-------------------------------------------------------------
*    As a percentage of total investments.


Investment Allocation as of October 31, 1999*
-------------------------------------------------------------

                                  [PIE CHART]

  10.2%  Africa

  11.4%  Europe

  53.5%  Asia/Pacific

  24.9%  Latin America



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 7

--------------------------------------------------------------------------------
European Portfolio
--------------------------------------------------------------------------------

Portfolio Manager

Rein W. van der Does began his career with Drexel Burnham Lambert in 1968 as a domestic research analyst. In 1975, he joined Drexel's International Research Department and was appointed Director of International Research and Head of Portfolio Strategy in 1985. He moved with the International Equity team to Salomon Smith Barney in 1990. He is a member of the New York State Association for International Investment and a member of the New York Society of Security Analysts. Mr. van der Does was awarded a doctorate in Economics from the Dutch Economic University in Rotterdam.

[PHOTO APPEARS HERE]

REIN W.
VAN DER DOES

Vice President


Performance Update

The European Portfolio ("Portfolio") posted a total return of 18.02% for Class A shares, before the deduction of any sales charges, for the year ended October 31, 1999. In comparison, the Portfolio's benchmark, the Morgan Stanley Capital International European Market Index ("Index"), had a total return of 12.52%. For performance information on the Portfolio's other classes, please refer to page ten.


Market Review

As many investment professionals expected, on November 4, 1999, the European Central Bank (ECB) raised the discount rate by 0.5%. In our view, the ECB seems to be well ahead of the interest rate curve, as inflation in Europe remains very subdued. Despite a heavy stock issuance calendar in October 1999, the European markets got a boost from better-than-anticipated corporate earnings as well as the tremendous growth in merger and acquisition ("M&A") activity. Total third quarter 1999 M&A activity was larger in Europe than in the U.S. for the first time in ten years.

Since the start of 1999, the European Portfolio rose 14.9% versus the 4.1% return for the Morgan Stanley European Index over the same period. Information technology services, telecommunications, pharmaceuticals and insurance were the top performing sectors, while steel, real estate, tobacco, water, brewers and restaurants were the worst performing sectors. Large-cap stocks continue to be favored over small-cap stocks in most European countries. Some of the small Internet stocks listed on the five Euro New Markets (i.e., 315 companies listed with total market cap of $66 billion) performed well. Market leadership came from financials and the growth sector, while most cyclicals lagged behind the major averages.

The introduction of the Euro in January 1999 eliminated many country-specific risk factors and promoted a shift from country to sector-based investment strategies, resulting in the development of new European stock indices. As a result, many large-sized European pension funds have, or have begun to, rebalance their European portfolios, a development that could accelerate the trend of investors gravitating to large-capitalization stocks.


Investment Strategy

In the European Portfolio, we use a "bottom-up" investment approach, evaluating individual companies rather than investment trends. While economic cycles are important considerations when evaluating a company's outlook, we generally search for promising European companies with excellent growth prospects regardless of the macroeconomic conditions affecting the region. And while no guarantees can be made, we believe our "bottom-up" strategy can provide investors with competitive returns over the long term.



--------------------------------------------------------------------------------
8                                             1999 Annual Report to Shareholders

We are positive on European stocks, going forward, in light of the many exciting changes taking place in the region and because of its relative undervaluation and the lackluster performance of European stock markets versus the U.S. stock market over the last few years.

In general, we continue to overweight the service sector (i.e., outsourcing of information technology as well as catering), telecommunications and growth stocks and underweight basic materials and financials (preferably insurance over banking). Geographically, we are overweight in continental Europe and remain underweighted in the UK. In our view, Britain's decision to stay out of the European Monetary Union may hurt its growth prospects and the relatively strong British pound versus the Euro should penalize corporate profits.


Market Outlook

We think that the European economy may be on the verge of stronger-than-anticipated growth for the remainder of 1999. Our bullish outlook is based in part upon strong incoming orders and higher business confidence in Germany, lower unemployment and growing consumer confidence in France and a government budget surplus in Italy. At this stage, the consensus for economic growth in Europe is around 2.0% in 1999 (from 2.7% in 1998) and a strong 3.1% annual growth rate next year. Inflation is anticipated to rise slightly from 1.1% this year to 1.4% in 2000 (3% in the UK). We believe these favorable economic conditions in Europe - combined with heavy corporate restructuring - should result in healthy corporate earnings in the years ahead. While our analysts estimate that the earnings of the Standard & Poor's 500 Stock Index may rise 5% in 2000, the consensus for Europe (ex-UK) is an 18% rise for 1999 and a 15% increase in 2000. (The Standard & Poor's 500 Index ("S&P 500") is a widely recognized, unmanaged index of the prices of 500 widely held U.S. stocks that includes reinvestment of dividends and capital gains.)

We are also bullish on European stocks primarily because of:

 .    The creation of the European Monetary Union on January 1, 1999 which has resulted in greater deregulation, privatization, restructuring and merger/acquisitions;

 .    The introduction of one currency, the Euro, that has increased price transparency and effectively lowered inflation;

 .    The development of a stock culture through inexpensively priced privatization offerings, stock options and corporate share buybacks; and

 .    The commitment on the part of many European companies to enhance shareholder value.

Within these changing market conditions, prudent stock picking will be critical. Stock price valuations in Europe are much less expensive than in the U.S. For example, Europe is selling at 10.4x 2000 price/cash flow, while the U.S. is at 15.5x. Europe's average dividend yield is around 2.1% versus only 1.3% in the U.S. Based on price/book value, Europe also is much cheaper, 3.0x versus 4.1x in the U.S. In our view, these factors make a compelling case for investing in European stocks.

Thank you for your investment in the European Portfolio. We look forward to bringing you European stock opportunities in the coming years.


[SIGNATURE APPEARS HERE]


Rein W. van der Does
Vice President


November 16, 1999



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9

--------------------------------------------------------------------------------
                               EUROPEAN PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                          Net Asset Value
                        -------------------
                        Beginning     End      Income     Capital Gain      Total
Year Ended               of Year    of Year   Dividends   Distributions   Returns(1)
====================================================================================
10/31/99                  $19.44     $22.58     $0.00         $0.33         18.02%
------------------------------------------------------------------------------------
10/31/98                   18.23      19.44      0.00          0.39          9.10
------------------------------------------------------------------------------------
10/31/97                   17.25      18.23      0.00          1.16         12.88
------------------------------------------------------------------------------------
10/31/96                   14.67      17.25      0.09          0.04         18.65
------------------------------------------------------------------------------------
10/31/95                   12.88      14.67      0.00          0.00         13.90
------------------------------------------------------------------------------------
Inception* -- 10/31/94     12.50      12.88      0.00          0.00          3.04+
====================================================================================
  Total                                         $0.09         $1.92
====================================================================================
------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
------------------------------------------------------------------------------------
                          Net Asset Value
                        -------------------
                        Beginning     End      Income     Capital Gain      Total
Year Ended               of Year    of Year   Dividends   Distributions   Returns(1)
====================================================================================
10/31/99                  $18.95     $21.83     $0.00         $0.33         17.10%
------------------------------------------------------------------------------------
10/31/98                   17.92      18.95      0.00          0.39          8.24
------------------------------------------------------------------------------------
10/31/97                   17.09      17.92      0.00          1.16         12.08
------------------------------------------------------------------------------------
10/31/96                   14.56      17.09      0.00          0.04         17.72
------------------------------------------------------------------------------------
Inception* -- 10/31/95     12.62      14.56      0.00          0.00         15.37+
====================================================================================
  Total                                         $0.00         $1.92
====================================================================================
------------------------------------------------------------------------------------
Historical Performance -- Class L Shares
------------------------------------------------------------------------------------
                          Net Asset Value
                        -------------------
                        Beginning     End      Income     Capital Gain      Total
Year Ended               of Year    of Year   Dividends   Distributions   Returns(1)
====================================================================================
10/31/99                  $18.91     $21.79     $0.00         $0.33         17.14%
------------------------------------------------------------------------------------
10/31/98                   17.86      18.91      0.00          0.39          8.38
------------------------------------------------------------------------------------
10/31/97                   17.04      17.86      0.00          1.16         12.06
------------------------------------------------------------------------------------
10/31/96                   14.51      17.04      0.00          0.04         17.78
------------------------------------------------------------------------------------
10/31/95                   12.83      14.51      0.00          0.00         13.09
------------------------------------------------------------------------------------
Inception* -- 10/31/94     12.48      12.83      0.00          0.00          2.80+
====================================================================================
  Total                                         $0.00         $1.92
====================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.





--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                               EUROPEAN PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                        Without Sales Charges(1)
                               -------------------------------------------------
                                    Class A     Class B     Class L
================================================================================
Year Ended 10/31/99                  18.02%      17.10%      17.14%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99            14.46         N/A       13.64
--------------------------------------------------------------------------------
Inception* through 10/31/99          13.09       14.10       12.38
================================================================================

                                          With Sales Charges(2)
                               -------------------------------------------------
                                    Class A     Class B     Class L
================================================================================
Year Ended 10/31/99                   12.14%     12.10%      14.97%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99             13.29        N/A       13.41
--------------------------------------------------------------------------------
Inception* through 10/31/99           12.08      13.98       12.18
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 10/31/99)           102.41%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)            92.95
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/99)            94.81
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are February 7, 1994, November 7, 1994 and February 14, 1994, respectively.






--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                11

--------------------------------------------------------------------------------
European Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares of the European Portfolio vs. MSCI European Market Index+
--------------------------------------------------------------------------------
                          February 1994 -- October 1999

                                    [GRAPH]

                        European Portfolio   MSCI European Index
          Feb 7 1994                 9,545                10,000
              Oct-94                 9,840                10,064
              Oct-95                11,207                11,393
              Oct-96                13,298                13,383
              Oct-97                15,010                16,861
              Oct-98                16,377                20,812
              Oct-99                19,328                23,417


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Morgan Stanley Capital International ("MSCI") European Market Index is a composite portfolio consisting of equity total returns for Europe. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor cannot invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Top Ten Holdings*                                     As of October 31, 1999
-----------------------------------------------------------------------------
1.   Nokia Oyj                                                          9.5%
-----------------------------------------------------------------------------
2.   CMG PLC                                                            5.5
-----------------------------------------------------------------------------
3.   Mannesmann AG                                                      5.4
-----------------------------------------------------------------------------
4.   BP Amoco PLC ADR                                                   4.7
-----------------------------------------------------------------------------
5.   Tomra Systems ASA                                                  4.5
-----------------------------------------------------------------------------
6.   Schering AG                                                        4.1
-----------------------------------------------------------------------------
7.   Axa                                                                3.3
-----------------------------------------------------------------------------
8.   Telefonica SA                                                      3.2
-----------------------------------------------------------------------------
9.   SEMA Group PLC                                                     3.0
-----------------------------------------------------------------------------
10.  Compass Group PLC                                                  3.0
-----------------------------------------------------------------------------

*    As a percentage of total investments.


Investment Allocation as of October 31, 1999*
--------------------------------------------------------------------------------

                                    [CHART]

                               4.7%   Switzerland
                               6.6%   Other
                              25.3%   France
                               5.4%   Norway
                               6.1%   Spain
                              13.5%   Germany
                              10.9%   Finland
                              16.3%   United Kingdom
                              11.2%   Netherlands


--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Pacific Portfolio
--------------------------------------------------------------------------------

Portfolio Manager

David Ishibashi joined Smith Barney International Equity team as a Vice President and Portfolio Manager in 1993. Mr. Ishibashi came to Salomon Smith Barney from S.G. Warburg, where he was responsible for Japanese equities and headed the Japan desk. Previously, he was at Baring Securities, Inc., where he was responsible for Japan and Southeast Asia, opening and operating Baring's first West Coast office. He also spent four years at Nomura Securities International brokering Japanese securities and established the Nomura Finance Collection at the Crocker School of Business and Business Library. Prior to that, he served as a financial analyst at Rockwell International. Mr. Ishibashi has a B.A. from California State College at Los Angeles and attended the post-graduate studies program in Tokyo at the Inter-Cultural Japanese Language Institute.

[PHOTO]

DAVID ISHIBASHI

Vice President


Performance Update

For the year ended October 31, 1999, the Smith Barney World Funds - Pacific Portfolio returned 75.33% for Class A shares without sales charges. In comparison, the Portfolio's benchmark Morgan Stanley Capital International ("MSCI") All Country Asia Pacific Index returned 54.22% for the same period. (The MSCI All Country Asia Pacific Index, comprising equities in Australia, New Zealand, Japan and the Far East, is a common benchmark against which the performance of Asian funds is measured.)

For information on the Portfolio's other share classes, please see page 15.


Market Review

In our view, Asia's economic recovery is well underway, albeit with a few new twists and turns, and has been led primarily by Japan. Our general optimism for Asia (ex-Japan) remains, and we have reallocated a portion of the Fund's assets to Japan given its current attractiveness. Although doubts and questions may still linger over Japan, we think there have been clear signs lately that many investors can differentiate the forest of the stock market from the trees of individual companies.

Japan is making significant progress, both on a governmental level as well as on a corporate level. Japan's bureaucracy is deregulating its old laws in earnest and creating new ones to replace them at a surprising rate. We are pleased to report that the Pacific Portfolio has benefited from these structural changes in Japan.

We think the strong relative performance of the Pacific region reflects growing recognition on the part of many investors of structural changes and cyclical recovery in many of its economies. The region appears to be awakening from its lengthy torpor and the Japanese stock market has been one of the best global performers so far this year. In our view, a combination of strong government policies and cost-cutting and streamlining of multinational Japanese corporations has increased our optimism about the region's long-term investment prospects.


Investment Strategy

We employ a "bottom-up" investment strategy, emphasizing individual security selection, while optimally allocating the Fund's assets among companies in the Asia Pacific region. Our stock



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13
selection process involves exhaustive analyses of companies' fundamentals, in which we look for certain criteria such as above-average earnings growth, high relative return on invested capital, experienced and effective management and competitive advantages (i.e., high market share or special licenses and patents). We also actively monitor and evaluate economic and political conditions in the region that may affect the companies in which we invest.

Because it is the largest nursing care outsourcing company listed on the Tokyo Stock Exchange, Nichii Gakkan was added to the portfolio during the period. To capitalize on the trend of Japan's revitalized economy, we intend to increase our exposure in the information technology (IT) and office automation industries. Pasona Softbank, a listed subsidiary of Softbank (i.e., the Internet super-company), was also added during the period. Pasona Softbank is one of the few Japanese IT personnel placement company opportunities available in the market today.

As for Asia (ex-Japan), the Fund's Hong Kong weightings remained unchanged during the period. Yet, we did pare back on our positions in Korea and Australia and we increased our weightings in Taiwan. We became a bit more cautious on the Korean market, so we sold our holding in Dongwon, a food processing company, as well as roughly cut in half our position in SK Telecom, a cellular provider and nationwide paging service. In Australia, we sold Westfield, the retailer and Lendlease, the real estate project management company.

In Taiwan, two new companies were added to the Fund's portfolio -- Synnex, an IC producer, and Ritek, the world leader in opto-magnetic disc manufacturing (i.e., CDs, CD-ROMs and DVD blank discs). The effects of the devastating earthquake in Taiwan that killed more than 2,000 people and caused billions in monetary damage did not affect the Pacific Portfolio as much as we expected. None of the companies we owned were severely damaged or incapacitated due to the quake. One major disruption in Taiwan was the closing of the stock exchange for the week, a policy adopted by the Taiwanese government to prevent a massive sell-off in the market.


Market Outlook

As previously noted, we remain optimistic that the Asian recovery will continue into 2000 and will be led by Japan's ongoing economic recovery. We plan on remaining heavily invested in Japan and we also intend to a to our positions in Hong Kong and Korea when those markets finally show signs of stabilizing.

Thank you for investing in the Pacific Portfolio. We look forward to continuing to help you pursue your investment goals.



/s/ David Ishibashi


David Ishibashi
Vice President


November 16, 1999





--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                                PACIFIC PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                                Net Asset Value
                             ---------------------
                             Beginning       End       Income       Total
Year Ended                    of Year      of Year    Dividends   Returns(1)
================================================================================
10/31/99                       $ 6.73       $11.80      $0.00       75.33%
--------------------------------------------------------------------------------
10/31/98                         8.46         6.73       0.00      (20.45)
--------------------------------------------------------------------------------
10/31/97                        10.18         8.46       0.00      (16.90)
--------------------------------------------------------------------------------
10/31/96                        10.07        10.18       0.00        1.09
--------------------------------------------------------------------------------
10/31/95                        12.92        10.07       0.00      (22.06)
--------------------------------------------------------------------------------
Inception* -- 10/31/94          12.50        12.92       0.00        3.36+
================================================================================
  Total                                                 $0.00
================================================================================
--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
                                Net Asset Value
                             ---------------------
                             Beginning       End       Income       Total
Year Ended                    of Year      of Year    Dividends   Returns(1)
================================================================================
10/31/99                       $ 6.51       $11.31      $0.00       73.73%
--------------------------------------------------------------------------------
10/31/98                         8.25         6.51       0.00      (21.09)
--------------------------------------------------------------------------------
10/31/97                        10.01         8.25       0.00      (17.58)
--------------------------------------------------------------------------------
10/31/96                         9.99        10.01       0.00        0.20
--------------------------------------------------------------------------------
Inception* -- 10/31/95          12.64         9.99       0.00      (20.97)+
================================================================================
  Total                                                 $0.00
================================================================================
--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------
                                Net Asset Value
                             ---------------------
                             Beginning       End       Income       Total
Year Ended                    of Year      of Year    Dividends   Returns(1)
================================================================================
10/31/99                       $ 6.48       $11.27      $0.00       73.92%
--------------------------------------------------------------------------------
10/31/98                         8.21         6.48       0.00      (21.07)
--------------------------------------------------------------------------------
10/31/97                         9.98         8.21       0.00      (17.74)
--------------------------------------------------------------------------------
10/31/96                         9.95         9.98       0.00        0.30
--------------------------------------------------------------------------------
10/31/95                        12.86         9.95       0.00      (22.63)
--------------------------------------------------------------------------------
Inception* -- 10/31/94          12.50        12.86       0.00        2.88+
================================================================================
  Total                                                 $0.00
================================================================================
It is the Fund's policy to distribute dividends and capital gains, if any, annually.




--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                15

--------------------------------------------------------------------------------
                                PACIFIC PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------
                                          Without Sales Charges(1)
                             ---------------------------------------------------
                                      Class A      Class B      Class L
================================================================================
Year Ended 10/31/99                    75.33%       73.73%       73.92%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99              (1.80)         N/A        (2.61)
--------------------------------------------------------------------------------
Inception* through 10/31/99            (1.00)       (2.21)       (1.79)
================================================================================
                                               With Sales Charges(2)
                             ---------------------------------------------------
                                      Class A      Class B      Class L
================================================================================
Year Ended 10/31/99                    66.67%       68.73%       71.06%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99              (2.80)         N/A        (2.80)
--------------------------------------------------------------------------------
Inception* through 10/31/99            (1.89)       (2.40)       (1.97)
================================================================================
--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------
                                          Without Sales Charges(1)
================================================================================
Class A (Inception* through 10/31/99)               (5.60)%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)              (10.52)
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/99)               (9.84)
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B and L shares are February 7, 1994, November 7, 1994 and February 11, 1994, respectively.







--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Pacific Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares of the Pacific Portfolio vs. MSCI All Country Asia Pacific Index+
--------------------------------------------------------------------------------
                          February 1994 -- October 1999

                                    [GRAPH]

                Pacific Portfolio  MSCI All Country Asia Pacific Index
       7-Feb-94             9,549                               10,000
         Apr-94             9,465                               10,012
         Oct-94             9,870                               10,716
         Apr-95             8,121                               10,248
         Oct-95             7,693                                9,438
         Apr-96             8,579                               11,076
         Oct-96             7,777                                9,650
         Apr-97             8,289                                8,873
         Oct-97             6,463                                7,703
         Apr-98             5,821                                7,040
         Oct-98             5,141                                6,634
      30-Apr-98             6,440                                8,615


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on February 7, 1994, assuming deduction of the maximum 4.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Morgan Stanley Capital International ("MSCI") All Country Asia Pacific Index is a composite portfolio consisting of equity total returns for the countries of Australia, New Zealand and countries in the Far East. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor cannot invest directly in an index. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Top Ten Holdings*                      As of October 31, 1999
--------------------------------------------------------------------------------
1.    Trend Micro, Inc.                                  8.4%
--------------------------------------------------------------------------------
2.    Drake Beam Morin - Japan Inc.                      8.1
--------------------------------------------------------------------------------
3.    Murata Manufacturing Co., Ltd.                     4.8
--------------------------------------------------------------------------------
4.    NICHII GAKKAN CO.                                  4.6
--------------------------------------------------------------------------------
5.    NTT Data Corp.                                     4.5
--------------------------------------------------------------------------------
6.    Nippon Telegraph & Telephone Corp.                 4.3
--------------------------------------------------------------------------------
7.    Japan Telecom Co., Ltd.                            3.5
--------------------------------------------------------------------------------
8.    Sony Corp.                                         3.5
--------------------------------------------------------------------------------
9.    Seven-Eleven Japan Co., Ltd.                       3.4
--------------------------------------------------------------------------------
10.   Star Cruises PLC                                   3.0
--------------------------------------------------------------------------------

*    As a percentage of total investments.


Investment Allocation as of October 31, 1999*
--------------------------------------------------------------------------------

                                [CHART]

                              1.8%   Other
                              2.6%   Hong Kong
                              5.9%   Singapore
                              4.9%   South Korea
                              7.4%   Taiwan
                              3.3%   Australia
                             74.1%   Japan


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                17

--------------------------------------------------------------------------------
Schedules of Investments                                        October 31, 1999
--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO


SHARES                              SECURITY                               VALUE
================================================================================
STOCK -- 100%
Brazil -- 12.1%
   26,900    Comphania Cervejaria Brahma ADR                      $      336,250
   20,700    Petroleo Brasileiro SA ADR (a)                              330,854
   17,100    Tele Norte Leste Participacoes SA ADR                       288,562
    2,700    Telecomunicacoes Brasileiras SA ADR (b)                         127
    2,700    Telecomunicacoes Brasileiras SA ADR, Preferred              210,263
    7,000    Telesp Particpacoes SA ADR                                  113,313
   15,200    Uniao de Bancos Brasileiros SA GDR                          351,500
--------------------------------------------------------------------------------
                                                                       1,630,869
--------------------------------------------------------------------------------
Greece -- 4.9%
    2,531    Alpha Credit Bank SA                                        193,560
    8,600    Hellenic Telecommunications Organization SA                 182,235
    3,887    National Bank of Greece SA                                  278,682
--------------------------------------------------------------------------------
                                                                         654,477
--------------------------------------------------------------------------------
Hong Kong -- 1.0%
    2,000    China Telecom Ltd. ADR (b)                                  135,000
--------------------------------------------------------------------------------
Hungary -- 1.6%
    7,500    Magyar Tavkozlesi Rt. ADR                                   216,094
--------------------------------------------------------------------------------
India -- 1.3%
    5,900    Pentafour Software & Exports Ltd. GDR(b)                    168,150
--------------------------------------------------------------------------------
Indonesia -- 2.4%
    9,200    PT Indosat ADR                                              146,625
  383,400    PT Telekomunikasi Indonesia                                 182,571
--------------------------------------------------------------------------------
                                                                         329,196
--------------------------------------------------------------------------------
Israel -- 5.4%
    3,000    Comverse Technology Inc. (b)                                340,500
    4,900    Gilat Satellite Networks Ltd. (b)                           255,413
    2,800    Teva Pharmaceutical Industries Ltd. ADR                     135,100
--------------------------------------------------------------------------------
                                                                         731,013
--------------------------------------------------------------------------------
Malaysia -- 8.3%
  215,000    Berjaya Sports Toto Berhad                                  466,862
  194,000    Malayan Banking Berhad                                      658,700
--------------------------------------------------------------------------------
                                                                       1,125,562
--------------------------------------------------------------------------------
Mexico -- 12.8%
  195,680    Cifra SA de CV, Series V (b)                                305,531
   30,000    Grupo Carso SA de CV, Series A-1 (b)                        125,201
    9,450    Grupo Televisa SA GDR (b)                                   401,625
    8,700    Telefonos de Mexico SA ADR, Series L                        743,850
   14,000    Tubos de Acero de Mexico SA ADR (a)                         153,125
--------------------------------------------------------------------------------
                                                                       1,729,332
--------------------------------------------------------------------------------




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO

  SHARES                              SECURITY                         VALUE
================================================================================
Philippines -- 1.0%
  784,000    SM Prime Holdings Inc.                               $      138,640
--------------------------------------------------------------------------------
Poland -- 2.2%
   51,350    Budimex SA (b)                                              290,821
--------------------------------------------------------------------------------
Singapore -- 1.0%
    8,000    Singapore Press Holdings Ltd.                               137,036
--------------------------------------------------------------------------------
South Africa -- 10.2%
    5,000    Anglo American Platinum Corp. Ltd.                          144,020
   17,344    Bidvest Group Ltd.                                          125,882
   41,232    Dimension Data Holdings Ltd. (b)                            199,953
    1,606    The Education Investment Corp. Ltd.                           1,061
   15,600    Fedsure Holdings Ltd.                                       104,466
    8,000    Investec Group Ltd.                                         281,725
  635,500    Iscor Ltd. (b)                                              246,133
    7,222    Nedcor Ltd. (a)                                             141,971
   20,000    Sasol Ltd.                                                  137,673
--------------------------------------------------------------------------------
                                                                       1,382,884
--------------------------------------------------------------------------------
South Korea -- 17.9%
    7,200    Housing & Commercial Bank of Korea                          190,279
    5,750    Korea Electric Power Corp.                                  168,258
    3,700    Korea Telecom Corp.                                         248,929
    3,700    Korea Telecom Corp. ADR (b)                                 130,425
    8,600    Pohang Iron & Steel Co. Ltd. ADR                            287,025
   13,900    Samsung Corp. (b)                                           220,175
   24,790    SK Telecom Co. Ltd. ADR                                     323,819
   11,427    Trigem Computer Inc.                                        850,714
--------------------------------------------------------------------------------
                                                                       2,419,624
--------------------------------------------------------------------------------
Taiwan -- 12.2%
   59,800    Cathay Life Insurance Co. Ltd.                              154,493
  133,350    China Motor Co. Ltd.                                        162,591
   67,200    Hon Hai Precision Industry Co. Ltd. (b)                     459,433
   67,260    President Chain Store Corp.                                 189,658
   82,410    Taiwan Semiconductor Manufacturing Co. (b)                  366,094
  173,000    Winbond Electronics Corp. (b)                               316,131
--------------------------------------------------------------------------------
                                                                       1,648,400
--------------------------------------------------------------------------------
Thailand -- 3.0%
   58,000    Italian-Thai Development Public Co. Ltd.                     68,744
  280,000    National Finance Public Co. Ltd. (a)                         99,596
  169,000    Thai Farmers Bank Public Co. Ltd.                           238,614
--------------------------------------------------------------------------------
                                                                         406,954
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO

  SHARES                            SECURITY                           VALUE
--------------------------------------------------------------------------------
Turkey -- 2.7%
3,154,500    Yapi Ve Kredi Bankasi A.S.                           $      367,435
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $10,803,276*)                               $   13,511,487
================================================================================
(a)  A portion of this security is on loan (See Note 9).
(b)  Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                               EUROPEAN PORTFOLIO

  SHARES                            SECURITY                           VALUE
================================================================================
STOCK -- 100%
Austria -- 0.9%
   12,000    VA Technologie AG                                    $      801,825
--------------------------------------------------------------------------------
Finland -- 10.9%
  260,000    Fortum Corp. (a)                                          1,257,121
   70,000    Nokia Oyj                                                 8,085,038
--------------------------------------------------------------------------------
                                                                       9,342,159
--------------------------------------------------------------------------------
France -- 25.3%
   10,000    Alcatel                                                   1,560,890
   20,000    Atos S.A. (a)(b)                                          2,560,491
   20,000    Axa                                                       2,819,063
   25,000    Banque Nationale de Paris                                 2,194,181
   15,000    Cap Gemini S.A.                                           2,270,386
   10,000    Coflexip S.A.                                               788,329
    5,000    Danone                                                    1,274,464
   10,391    Guilbert S.A.                                             1,548,744
   45,000    Rhone-Poulenc S.A.                                        2,516,345
   35,000    Schlumberger Ltd. (b)                                     2,119,687
   20,000    Sidel S.A. (a)                                            1,997,099
--------------------------------------------------------------------------------
                                                                      21,649,679
--------------------------------------------------------------------------------
Germany -- 13.5%
   21,104    DaimlerChrysler AG                                        1,643,724
   30,000    Mannesmann AG                                             4,625,912
    4,000    SAP AG (b)                                                1,724,653
   30,000    Schering AG                                               3,541,172
--------------------------------------------------------------------------------
                                                                      11,535,461
--------------------------------------------------------------------------------
Ireland -- 1.2%
   50,000    CBT Group Public Ltd. Co. ADR (b)                         1,031,250
--------------------------------------------------------------------------------
Italy -- 3.3%
  800,000    Istituto Nazionale delle Assicurazioni S.p.A. (a)         2,427,631
  800,000    Unione Immobiliare S.p.A. (a)                               410,772
--------------------------------------------------------------------------------
                                                                       2,838,403
--------------------------------------------------------------------------------
Netherlands -- 11.2%
   75,034    Fugro NV                                                  2,523,795
   43,116    Hunter Douglas NV                                         1,166,975
   41,592    IHC Caland NV                                             1,803,349
   41,235    ING Groep NV                                              2,430,636
   60,526    Koninklijke Ahrend NV                                       830,230
   50,640    Vedior NV                                                   851,647
--------------------------------------------------------------------------------
                                                                       9,606,632
--------------------------------------------------------------------------------
Norway -- 5.4%
   50,000    Orkla ASA, Class A Shares                                   697,932
    7,142    Orkla ASA Rights (b)                                         94,002
  100,000    Tomra Systems ASA                                         3,824,287
--------------------------------------------------------------------------------
                                                                       4,616,221
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                              EUROPEAN PORTFOLIO

  SHARES                            SECURITY                           VALUE
--------------------------------------------------------------------------------
Spain -- 6.1%
    7,000    Amadeus Global Travel Distribution S.A.,
             Class A Shares (b)                                   $       41,865
  100,000    Amper S.A.                                                  779,920
  122,500    Azkoyen S.A.                                              1,187,170
   39,000    Indra Sistemas S.A.                                         409,521
  167,295    Telefonica S.A. (b)                                       2,750,209
--------------------------------------------------------------------------------
                                                                       5,168,685
--------------------------------------------------------------------------------
Sweden -- 1.2%
  150,000    Mandator AB                                               1,028,744
--------------------------------------------------------------------------------
Switzerland -- 4.7%
   51,000    Mettler-Toledo International Inc. (b)                     1,520,438
    1,664    Novartis AG                                               2,489,939
--------------------------------------------------------------------------------
                                                                       4,010,377
--------------------------------------------------------------------------------
United Kingdom -- 16.3%
   70,000    BP Amoco PLC ADR (a)                                      4,042,500
  120,000    CMG PLC                                                   4,674,609
  240,000    Compass Group PLC                                         2,579,502
  200,000    SEMA Group PLC                                            2,605,756
--------------------------------------------------------------------------------
                                                                      13,902,367
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $60,538,469*)                               $   85,531,803
================================================================================
(a)  A portion of this security is on loan (See Note 9).
(b)  Non-income producing security.
 *   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                                PACIFIC PORTFOLIO

  SHARES                            SECURITY                          VALUE
--------------------------------------------------------------------------------
STOCK -- 100%
Australia -- 3.3%
    2,100    Brambles Industries Ltd.                             $       59,021
   28,600    Computershare Ltd. (a)                                      103,892
   91,000    LibertyOne Ltd. (a)                                         112,509
   12,656    Telstra Corp. Ltd. (a)                                       64,339
    4,171    Telstra Corp. Ltd. (b)                                       13,371
--------------------------------------------------------------------------------
                                                                         353,132
--------------------------------------------------------------------------------
Hong Kong -- 2.6%
      487    Cable & Wireless HKT Ltd.                                     1,112
    3,748    HSBC Holdings PLC                                            44,983
    8,600    Hutchison Whampoa Ltd.                                       86,338
   91,000    Shaw Brothers Ltd.                                           81,988
    7,440    Sun Hung Kai Properties Ltd.                                 60,088
--------------------------------------------------------------------------------
                                                                         274,509
--------------------------------------------------------------------------------
Japan -- 74.1%
    7,000    Canon, Inc.                                                 197,873
    3,000    Drake Beam Morin - Japan Inc.                               868,148
    1,000    Hirose Electric Co., Ltd.                                   174,300
    4,000    Hosiden Corp.                                               151,399
    3,000    Ito-Yokado Co., Ltd.                                        239,747
       11    Japan Telecom Co., Ltd.                                     377,348
      500    Kao Corp.                                                    15,235
    4,000    Murata Manufacturing Co., Ltd.                              513,607
    3,000    NICHII GAKKAN CO.                                           488,692
  106,000    Nippon Steel Corp.                                          269,165
       30    Nippon Telegraph & Telephone Corp.                          459,946
       30    NTT Data Corp.                                              474,319
    4,000    Pasona Softbank, Inc.                                       260,637
    8,000    Sailor Pen Co., Ltd. (a)                                    129,552
   34,000    Sekisui Chemical Co., Ltd.                                  167,133
   13,000    Sekisui House, Ltd.                                         140,639
    4,000    Seven-Eleven Japan Co., Ltd. (c)                            366,040
      500    Shohkoh Fund & Co.                                          305,673
    2,400    Sony Corp.                                                  373,937
   16,000    Sumitomo Bank, Ltd.                                         257,264
    4,000    Takeda Chemical Industries, Ltd.                            229,590
    5,000    Terumo Corp.                                                151,879
   13,000    Tokio Marine & Fire Insurance Co., Ltd.                     170,037
   10,000    Tostem Corp.                                                223,745
    4,500    Trend Micro, Inc. (a)(c)                                    892,584
--------------------------------------------------------------------------------
                                                                       7,898,489
--------------------------------------------------------------------------------
New Zealand -- 0.9%
   24,000    Telecom Corp. of New Zealand Ltd. (c)                        96,461
--------------------------------------------------------------------------------
Philippines -- 0.6%
  364,000    SM Prime Holdings                                            64,368
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                                PACIFIC PORTFOLIO

  SHARES                            SECURITY                           VALUE
--------------------------------------------------------------------------------
Singapore -- 5.9%
   12,300    City Developments Ltd.                               $       63,578
   39,139    Datacraft Asia Ltd.                                         180,040
   17,200    Natsteel Electronics Ltd. (c)                                67,195
   37,000    Star Cruises PLC (c)                                        314,500
--------------------------------------------------------------------------------
                                                                         625,313
--------------------------------------------------------------------------------
South Korea -- 4.9%
    4,000    Hanaro Telecom, Inc. (a)                                     65,027
    4,100    Kookmin Bank                                                 63,919
    2,500    Korea Electric Power Corp.                                   73,155
    1,600    Korea Telecom Corp.                                         107,645
    3,150    Pohang Iron & Steel Co., Ltd. ADR                           105,131
    6,500    Samsung Corp. (a)                                           102,959
--------------------------------------------------------------------------------
                                                                         517,836
--------------------------------------------------------------------------------
Taiwan -- 7.4%
   27,600    Cathay Life Insurance Co., Ltd.                              71,304
   25,480    Hon Hai Precision Industry                                  174,202
   15,600    Ritek Corp. GDR (a)                                         208,260
   11,000    Synnex Technolgy GDR                                        217,525
   25,830    Taiwan Semiconductor Manufacturing Co.                      114,746
--------------------------------------------------------------------------------
                                                                         786,037
--------------------------------------------------------------------------------
Thailand -- 0.3%
  112,000    National Finance Public Co., Ltd. (a)                        39,839
--------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 100%
             (Cost -- $6,108,119*)                                $   10,655,984
================================================================================
(a)  Non-income producing security.
(b)  Installment receipt.
(c)  A portion of this security is on loan (See Note 9).
 *   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1999
--------------------------------------------------------------------------------

                                                                      Emerging
                                                                       Markets          European        Pacific
                                                                      Portfolio        Portfolio       Portfolio
==================================================================================================================
ASSETS:
   Investments, at cost                                             $ 10,803,276     $ 60,538,469     $  6,108,119
   Foreign currency, at cost                                             281,964              447          175,945
==================================================================================================================
   Investments, at value                                            $ 13,511,487     $ 85,531,803     $ 10,655,984
   Foreign currency, at value                                            288,251              436          174,368
   Cash                                                                       --               --        2,020,642
   Collateral for securities on loan (Note 9)                            555,669        8,633,625          859,225
   Receivable for securities sold                                        185,000           85,975           37,669
   Dividends and interest receivable                                      20,706           40,322           10,505
   Receivable for Fund shares sold                                         1,821           16,612          265,423
   Receivable from manager                                                    --               --           42,860
   Receivable for open forward foreign currency contracts (Note 4)            --            1,147                8
------------------------------------------------------------------------------------------------------------------
   Total Assets                                                       14,562,934       94,309,920       14,066,684
------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities on loan (Note 9)                               555,669        8,633,625          859,225
   Payable to bank                                                       201,962          163,535               --
   Payable for Fund shares purchased                                      17,620        4,250,561          220,845
   Management fees payable                                                 9,961           55,508               --
   Distribution fees payable                                               5,271           13,079            5,552
   Payable for open forward foreign currency contracts (Note 4)               --               --              132
   Accrued expenses                                                       36,560           76,014           67,179
------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                                     827,043       13,192,322        1,152,933
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $ 13,735,891     $ 81,117,598     $ 12,913,751
==================================================================================================================
NET ASSETS:
   Par value of capital shares                                      $      1,549     $      3,668     $      1,125
   Capital paid in excess of par value                                22,105,882       51,981,934       11,905,583
   Accumulated net investment loss                                            --               --         (134,587)
   Accumulated net realized gain (loss)
     from security transactions                                      (11,080,500)       4,139,408       (3,404,226)
   Net unrealized appreciation
     of investments and foreign currencies                             2,708,960       24,992,588        4,545,856
------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                    $ 13,735,891     $ 81,117,598     $ 12,913,751
==================================================================================================================
Shares Outstanding:
   Class A                                                               550,576        1,414,848          415,681
   ---------------------------------------------------------------------------------------------------------------
   Class B                                                               641,286        1,721,224          321,279
   ---------------------------------------------------------------------------------------------------------------
   Class L                                                               202,237          532,186          388,293
   ---------------------------------------------------------------------------------------------------------------
   Class Y                                                               155,018               --               --
   ---------------------------------------------------------------------------------------------------------------
Net Asset Value:
   Class A (and redemption price)                                          $9.03           $22.58           $11.80
   ---------------------------------------------------------------------------------------------------------------
   Class B*                                                                $8.72           $21.83           $11.31
   ---------------------------------------------------------------------------------------------------------------
   Class L **                                                              $8.71           $21.79           $11.27
   ---------------------------------------------------------------------------------------------------------------
   Class Y (and redemption price)                                          $9.12               --               --
   ---------------------------------------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 5.26% of net asset value per share)       $9.50           $23.77           $12.42
   ---------------------------------------------------------------------------------------------------------------
   Class L (net asset value plus 1.01% of net asset value per share)       $8.80           $22.01           $11.38
==================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).

** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                           See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

--------------------------------------------------------------------------------
Statements of Operations                                        October 31, 1999
--------------------------------------------------------------------------------

                                                                      Emerging
                                                                       Markets          European        Pacific
                                                                      Portfolio        Portfolio       Portfolio
==================================================================================================================
INVESTMENT INCOME:
   Interest                                                         $     16,804     $    173,285     $     13,814
   Dividends                                                             225,732        1,246,296           66,515
   Less: Foreign withholding tax                                         (22,178)        (173,175)          (8,402)
------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                               220,358        1,246,406           71,927
------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2)                                              140,773          708,758           58,938
   Distribution fees (Note 2)                                             87,892          600,180           50,444
   Registration fees                                                      74,614           64,484           50,000
   Custody                                                                54,676           42,761           21,838
   Audit and legal                                                        35,537           37,598           30,713
   Shareholder and system servicing fees                                  34,462          153,202           27,885
   Shareholder communications                                             16,660           42,322           12,945
   Pricing service fees                                                    3,482            3,687            5,387
   Directors' fees                                                         2,377            3,983            2,379
   Other                                                                   4,453            5,120            3,807
------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                        454,926        1,662,095          264,336
   Less: Management fee waiver and
     expense reimbursement (Note 2)                                           --               --         (108,362)
------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                          454,926        1,662,095          155,974
------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                     (234,568)        (415,689)         (84,047)
------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 3 AND 4):
   Realized Gain (Loss) From:
     Security transactions                                            (4,530,471)       4,188,122          589,683
     Foreign currency transactions                                      (117,650)           3,892           (4,039)
------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss)                                           (4,648,121)       4,192,014          585,644
------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation (Depreciation)
   of Investments and Foreign Currencies:
     Beginning of year                                                (5,748,404)      14,047,667          465,438
     End of year                                                       2,708,960       24,992,588        4,545,856
------------------------------------------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                             8,457,364       10,944,921        4,080,418
------------------------------------------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                         3,809,243       15,136,935        4,666,062
------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                              $  3,574,675     $ 14,721,246     $  4,582,015
==================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                                                                      Emerging
                                                                       Markets          European        Pacific
                                                                      Portfolio        Portfolio       Portfolio
==================================================================================================================
OPERATIONS:
   Net investment loss                                              $   (234,568)    $   (415,689)    $    (84,047)
   Net realized gain (loss)                                           (4,648,121)       4,192,014          585,644
   Increase in net unrealized appreciation                             8,457,364       10,944,921        4,080,418
------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From Operations                              3,574,675       14,721,246        4,582,015
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                         --       (1,344,312)              --
------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                            --       (1,344,312)              --
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                   17,353,837      339,884,177       50,017,389
   Net asset value of shares issued
     for reinvestment of dividends                                            --        1,277,397               --
   Cost of shares reacquired                                         (21,161,899)    (351,836,377)     (46,615,096)
------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                          (3,808,062)     (10,674,803)       3,402,293
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                       (233,387)       2,702,131        7,984,308

NET ASSETS:
   Beginning of year                                                  13,969,278       78,415,467        4,929,443
------------------------------------------------------------------------------------------------------------------
   End of year*                                                     $ 13,735,891     $ 81,117,598     $ 12,913,751
==================================================================================================================
* Includes accumulated net investment loss of:                                --               --     $   (134,587)
==================================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

--------------------------------------------------------------------------------
Schedules of Investments (continued)                            October 31, 1999
--------------------------------------------------------------------------------

                                                                       Emerging
                                                                       Markets          European        Pacific
                                                                      Portfolio        Portfolio       Portfolio
==================================================================================================================
OPERATIONS:
   Net investment loss                                              $   (268,393)    $   (153,463)    $   (153,249)
   Net realized gain (loss)                                           (5,703,990)       1,340,410       (1,687,288)
   Change in net unrealized appreciation (depreciation)               (6,526,925)      (2,609,890)         722,889
------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From Operations                            (12,499,308)      (1,422,943)      (1,117,648)
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net realized gains                                                         --         (971,550)              --
------------------------------------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders                                            --         (971,550)              --
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net proceeds from sale of shares                                   16,605,085      232,181,828       29,892,372
   Net asset value of shares issued
     for reinvestment of dividends                                            --          914,761               --
   Cost of shares reacquired                                         (26,621,269)    (198,735,480)     (33,645,977)
------------------------------------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets
     From Fund Share Transactions                                    (10,016,184)      34,361,109       (3,753,605)
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (22,515,492)      31,966,616       (4,871,253)

NET ASSETS:
   Beginning of year                                                  36,484,770       46,448,851        9,800,696
------------------------------------------------------------------------------------------------------------------
   End of year*                                                     $ 13,969,278     $ 78,415,467     $  4,929,443
==================================================================================================================
*    Includes undistributed net investment income of:                         --               --     $     82,953
==================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1.  Significant Accounting Policies

The Emerging Markets, European and Pacific Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Fund consists of these Portfolios and three other separate investment portfolios:
Global Government Bond, International Equity and International Balanced Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (h) direct expenses are charged to each Portfolio and class; management fees and general Portfolio expenses are allocated on the basis of relative net assets by class; (i) dividends and distributions to shareholders are recorded on the ex-dividend date; (j) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $308,308 and $369,237 was reclassified to paid-in capital for the Emerging Markets and European Portfolios, respectively. Net investment income (loss), net realized gains and net assets were not affected by these adjustments; (l) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2.  Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which in turn is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Portfolios. The European and Pacific Portfolios pay SSBC a management fee calculated at an annual rate of 0.85% of the average daily net assets of each respective Portfolio. The Emerging Markets Portfolio pays SSBC a management fee calculated at an annual rate of 1.00% of the average daily net assets of the Portfolio. These fees are calculated daily and paid monthly. For the year ended October 31, 1999, SSBC waived all of its management fee for the Pacific Portfolio in the amount of $58,938 and agreed to reimburse the Pacific Portfolio for expenses in the amount of $49,424.

Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's shareholder servicing agent.

CFBDS, Inc. ("CFBDS") acts as the Portfolios' distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell shares of the Portfolios to the public as a member of the selling group.

SSB acts as the primary broker for the Fund's portfolio agency transactions. For the six months ended October 31, 1999, SSB received brokerage commissions of $9,605.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incure an initial sales charge.

For the year ended October 31, 1999, CDSC's paid to CFBDS were approximately:

Portfolio                                         Class A     Class B    Class L
================================================================================
Emerging Markets                                  $1,000     $ 31,000         --
--------------------------------------------------------------------------------
European                                           1,000      106,000     $6,000
--------------------------------------------------------------------------------
Pacific                                               --       24,000         --
================================================================================

For the year ended October 31, 1999, sales charges received by CFBDS were approximately:

Portfolio                                                    Class A     Class L
================================================================================
Emerging Markets                                             $  6,000    $ 3,000
--------------------------------------------------------------------------------
European                                                      181,000     33,000
--------------------------------------------------------------------------------
Pacific                                                        11,000      7,000
================================================================================

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class' shares. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at the annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended October 31, 1999, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                                         Class A     Class B    Class L
================================================================================
Emerging Markets                                  $13,847    $ 57,331   $ 16,714
--------------------------------------------------------------------------------
European                                           77,884     403,279    119,017
--------------------------------------------------------------------------------
Pacific                                             6,297      24,979     19,168
================================================================================

All officers and one Director of the Fund are employees of SSB.



--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

3. Investments

During the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                          Purchases         Sales
================================================================================
Emerging Markets                                $  21,061,940     $25,214,590
--------------------------------------------------------------------------------
European                                           13,868,408      16,329,592
--------------------------------------------------------------------------------
Pacific                                            10,011,104       8,657,360
================================================================================

At October 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:



                                                                 Net Unrealized
Portfolio                       Appreciation      Depreciation    Appreciation
================================================================================
Emerging Markets                $  3,119,352      $  (411,141)   $  2,708,211
--------------------------------------------------------------------------------
European                          31,337,549       (6,344,215)     24,993,334
--------------------------------------------------------------------------------
Pacific                            4,623,256          (75,391)      4,547,865
================================================================================


4.  Forward Foreign Currency Contracts

At October 31, 1999, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

European Portfolio
                                       Local    Market   Settlement  Unrealized
Foreign Currency                     Currency    Value      Date        Loss
================================================================================
To Sell:
British Pound                         52,395    $85,975    11/1/99     $1,147
--------------------------------------------------------------------------------
Total Unrealized Loss on
    Forward Foreign Currency Contracts                                 $1,147
================================================================================
Pacific Portfolio
                                       Local    Market   Settlement  Unrealized
Foreign Currency                     Currency   Value       Date     Gain (Loss)
================================================================================
To Sell:
Japanese Yen                        2,012,926  $19,297     11/1/99     $    8
Japanese Yen                        1,972,014   18,907     11/2/99       (132)
--------------------------------------------------------------------------------
Total Unrealized Loss on
Forward Foreign Currency Contracts                                     $ (124)
================================================================================




--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5.  Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 1999, the Portfolios had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security that the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of a loss if the market price of the underlying security declines.

During the year ended October 31, 1999, the Portfolios did not write any call or put options.


6.  Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, the Portfolios had no open futures contracts.




--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7.  Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. As of October 31, 1999, 74.1% of the Pacific Portfolio's total investments were concentrated in Japan.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.


8.  Capital Loss Carryforwards

At October 31, 1999, the Emerging Markets and Pacific Portfolios had, for Federal income tax purposes, approximately $11,076,000 and $3,402,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed. The amount and date of expiration of the carryforward losses for each Portfolio is indicated below:

Portfolio              10/31/03       10/31/04       10/31/05        10/31/06        10/31/07      Total
==============================================================================================================
Emerging Markets      $  45,000             --      $ 880,000      $5,533,000      $4,618,000      $11,076,000
--------------------------------------------------------------------------------------------------------------
Pacific                 917,000      $ 246,000        515,000       1,724,000              --        3,402,000
==============================================================================================================


9.  Lending of Portfolio Securities

The Portfolios have an agreement with their custodian whereby the custodian may lend securities owned by the Portfolios to brokers, dealers and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolios are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Portfolios maintain exposure for the risk of any losses in the investment of amounts received as collateral.

At October 31, 1999, the Portfolios listed below had loaned common stocks which were collateralized by cash and securities. The market value for the securities on loan for each portfolio was as follows:

Portfolio                                                             Value
================================================================================
Emerging Markets                                                   $  532,187
--------------------------------------------------------------------------------
European                                                            8,433,723
--------------------------------------------------------------------------------
Pacific                                                               832,581
================================================================================





--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At October 31, 1999, the Portfolios held the following collateral for loaned securities:

Emerging Markets Portfolio
Security Descriptions                                                 Value
================================================================================
Time Deposits:
   Banco Bilbao, Milan, 5.410% due 11/1/99                            $  1,814
   Bank of Austria, 5.438% due 11/1/99                                  21,622
   Banque Bruxelles Lambert London, 5.406% due 11/1/99                  21,623
   Barclays Bank PLC, 5.410% due 11/1/99                                21,623
   BNP, 5.410% due 11/1/99                                              21,622
   Caisse de Depots et Consign, Paris, 5.375% due 11/1/99               21,622
   Commerzbank AG, Frankfurt, 5.390% due 11/1/99                        21,623
   Credit Commerciale de France, 5.375% due 11/1/99                     21,622
   Credit Suisse, London, 5.410% due 11/1/99                            21,623
   Den Danske-Copenhagen, 5.375% due 11/1/99                            21,623
   KBC, Brussels, 5.375% due 11/1/99                                    21,622
   Nordeutsche Landesbank G.C., 5.410% due 11/1/99                      21,623
   Norwest Bank, Grand Cayman, 5.344% due 11/1/99                       21,623
   Paribas London, 5.406% due 11/1/99                                   21,623
   Societe Generale, 5.390% due 11/1/99                                 21,622
   Svenska Stockholm, 5.375% due 11/1/99                                21,623
   Toronto Dominion, London, 5.406% due 11/1/99                         21,623
Commercial Paper:
   Associates First Capital, 5.352% due 11/1/99                         21,613
   General Electric Credit, 5.332% due 11/1/99                             523
   General Motors Acceptance Corp., 5.352% due 11/1/99                  21,613
   New Center Asset Trust, 5.352% due 11/1/99                           15,808
   UBS Finance, Inc., 5.382% due 11/1/99                                21,613
Repurchase Agreements:
   Bear Stearns, 5.405% due 11/1/99                                     24,223
--------------------------------------------------------------------------------
Total                                                                 $453,169
================================================================================

European Portfolio
Security Descriptions                                                 Value
================================================================================
Time Deposits:
   Banco Bilbao, Milan, 5.410% due 11/1/99                          $   33,457
   Bank of Austria, 5.438% due 11/1/99                                 398,825
   Banque Bruxelles Lambert London, 5.406% due 11/1/99                 398,825
   Barclays Bank PLC, 5.410% due 11/1/99                               398,825
   BNP, 5.410% due 11/1/99                                             398,825
   Caisse de Depots et Consign, Paris, 5.375% due 11/1/99              398,825
   Commerzbank AG, Frankfurt, 5.390% due 11/1/99                       398,825
   Credit Commerciale de France, 5.375% due 11/1/99                    398,825
   Credit Suisse, London, 5.410% due 11/1/99                           398,825
   Den Danske-Copenhagen, 5.375% due 11/1/99                           398,825
   KBC, Brussels, 5.375% due 11/1/99                                   398,825
   Nordeutsche Landesbank G.C., 5.410% due 11/1/99                     398,825
   Norwest Bank, Grand Cayman, 5.344% due 11/1/99                      398,825
   Paribas London, 5.406% due 11/1/99                                  398,825
   Societe Generale, 5.390% due 11/1/99                                398,825
   Svenska Stockholm, 5.375% due 11/1/99                               398,825
   Toronto Dominion, London, 5.406% due 11/1/99                        398,825
Commercial Paper:
   Associates First Capital, 5.352% due 11/1/99                        398,647
   General Electric Credit, 5.332% due 11/1/99                           9,656
   General Motors Acceptance Corp., 5.352% due 11/1/99                 398,647
   New Center Asset Trust, 5.352% due 11/1/99                          291,580
   UBS Finance, Inc., 5.382% due 11/1/99                               398,646
Repurchase Agreements:
   Bear Stearns, 5.405% due 11/1/99                                    446,792
--------------------------------------------------------------------------------
Total                                                               $8,358,625
================================================================================


--------------------------------------------------------------------------------
34                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Pacific Portfolio
Security Descriptions                                                   Value
================================================================================
Time Deposits:
   Banco Bilbao, Milan, 5.410% due 11/1/99                            $  3,439
   Bank of Austria, 5.438% due 11/1/99                                  40,997
   Banque Bruxelles Lambert London, 5.406% due 11/1/99                  40,997
   Barclays Bank PLC, 5.410% due 11/1/99                                40,997
   BNP, 5.410% due 11/1/99                                              40,997
   Caisse de Depots et Consign, Paris, 5.375% due 11/1/99               40,997
   Commerzbank AG, Frankfurt, 5.390% due 11/1/99                        40,997
   Credit Commerciale de France, 5.375% due 11/1/99                     40,997
   Credit Suisse, London, 5.410% due 11/1/99                            40,997
   Den Danske-Copenhagen, 5.375% due 11/1/99                            40,997
   KBC, Brussels, 5.375% due 11/1/99                                    40,997
   Nordeutsche Landesbank G.C., 5.410% due 11/1/99                      40,997
   Norwest Bank, Grand Cayman, 5.344% due 11/1/99                       40,997
   Paribas London, 5.406% due 11/1/99                                   40,997
   Societe Generale, 5.390% due 11/1/99                                 40,998
   Svenska Stockholm, 5.375% due 11/1/99                                40,998
   Toronto Dominion, London, 5.406% due 11/1/99                         40,998
Commercial Paper:
   Associates First Capital, 5.352% due 11/1/99                         40,979
   General Electric Credit, 5.332% due 11/1/99                             993
   General Motors Acceptance Corp., 5.352% due 11/1/99                  40,979
   New Center Asset Trust, 5.352% due 11/1/99                           29,973
   UBS Finance, Inc., 5.382% due 11/1/99                                40,979
Repurchase Agreements:
   Bear Stearns, 5.405% due 11/1/99                                     45,928
--------------------------------------------------------------------------------
Total                                                                 $859,225
================================================================================


In addition to the above noted cash collateral, the Emerging Markets Portfolio and the European Portfolio held securities collateral with a market value of $102,500 and $275,000, respectively, as of October 31, 1999.

Income earned by the Portfolios from securities loaned for the year ended October 31, 1999 was as follows:


                                            Emerging
                                             Markets     European      Pacific
                                            Portfolio    Portfolio    Portfolio
================================================================================
Income from securities lending               $6,158       $40,941       $1,481
================================================================================


10. Capital Shares

At October 31, 1999, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 1999, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                    Class A       Class B       Class L      Class Y
================================================================================
Emerging Markets           $ 7,773,625   $10,106,090   $ 2,981,378   $1,246,338
--------------------------------------------------------------------------------
European                    20,744,039    20,738,473    10,503,090           --
--------------------------------------------------------------------------------
Pacific                      4,721,594     3,177,425     4,007,689           --
================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                               Year Ended                     Year Ended
                                            October 31, 1999               October 31, 1998
                                     ----------------------------    ---------------------------
                                         Shares         Amount          Shares         Amount
=================================================================================================
Emerging Markets Portfolio
Class A
Shares sold                            1,636,720    $  13,139,320     1,137,419    $  10,738,376
Shares reacquired                     (1,899,726)     (15,412,364)   (1,452,183)     (14,275,725)
-------------------------------------------------------------------------------------------------
Net Decrease                            (263,006)   $  (2,273,044)     (314,764)   $  (3,537,349)
=================================================================================================
Class B
Shares sold                              315,062    $   2,527,606       464,368    $   4,405,558
Shares reacquired                       (549,267)      (4,314,145)   (1,071,606)     (10,500,886)
-------------------------------------------------------------------------------------------------
Net Decrease                            (234,205)   $  (1,786,539)     (607,238)   $  (6,095,328)
=================================================================================================
Class L(1)
Shares sold                              156,610    $   1,264,649        54,700    $     603,227
Shares reacquired                       (179,799)      (1,435,390)     (183,794)      (1,844,658)
-------------------------------------------------------------------------------------------------
Net Decrease                             (23,189)   $    (170,741)     (129,094)   $  (1,241,431)
=================================================================================================
Class Y(2)
Shares sold                               54,732    $     422,262       100,286    $     857,924
Shares reacquired                             --               --            --               --
-------------------------------------------------------------------------------------------------
Net Increase                              54,732    $     422,262       100,286    $     857,924
=================================================================================================
European Portfolio
Class A
Shares sold                           14,508,592    $ 302,669,958     7,081,251    $ 145,667,578
Shares issued on reinvestment             21,291          439,883        17,388          292,645
Shares reacquired                    (14,533,239)    (304,802,469)   (6,454,939)    (132,333,615)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                   (3,356)   $  (1,692,628)      643,700    $  13,626,608
=================================================================================================
Class B
Shares sold                              953,658    $  19,317,878     3,390,677    $  67,508,019
Shares issued on reinvestment             32,746          658,501        34,196          564,579
Shares reacquired                     (1,380,533)     (28,069,881)   (2,940,383)     (56,380,398)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                 (394,129)   $  (8,093,502)      484,490    $  11,692,200
=================================================================================================
Class L(1)
Shares sold                              887,776    $  17,896,341       922,946    $  19,006,231
Shares issued on reinvestment              8,919          179,013         3,496           57,537
Shares reacquired                       (933,531)     (18,964,027)     (531,482)     (10,021,467)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  (36,836)   $    (888,673)      394,960    $   9,042,301
=================================================================================================
(1) On June 12, 1998, Class C shares were renamed Class L shares.
(2) For the period from March 10, 1998 (inception date) to October 31, 1998.


--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                               Year Ended                     Year Ended
                                            October 31, 1999               October 31, 1998
                                     ----------------------------    ---------------------------
                                         Shares         Amount          Shares         Amount
=================================================================================================
Pacific Portfolio
Class A
Shares sold                            3,886,615    $  32,085,747     3,240,998    $  22,974,473
Shares reacquired                     (3,736,734)     (30,751,044)   (3,536,658)     (25,734,908)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  149,881    $   1,334,703      (295,660)   $  (2,760,435)
=================================================================================================
Class B
Shares sold                              807,310    $   7,262,774       357,395    $   2,621,087
Shares reacquired                       (817,705)      (7,303,299)     (457,136)      (3,300,568)
-------------------------------------------------------------------------------------------------
Net Decrease                             (10,395)   $     (40,525)      (99,741)   $    (679,481)
=================================================================================================
Class L(1)
Shares sold                            1,353,683    $  10,668,868       648,151    $   4,296,812
Shares reacquired                     (1,117,046)      (8,560,753)     (678,354)      (4,610,501)
-------------------------------------------------------------------------------------------------
Net Increase (Decrease)                  236,637    $   2,108,115       (30,203)   $    (313,689)
=================================================================================================
(1) On June 12, 1998, Class C shares were renamed Class L shares.





--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                     Class A Shares
                                            ----------------------------------------------------------------
Emerging Markets Portfolio                     1999(1)      1998(1)      1997(1)      1996      1995(2)
============================================================================================================
Net Asset Value, Beginning of Year            $  7.03     $  12.45      $ 12.08     $ 11.06    $ 12.00
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(3)                       (0.10)       (0.06)       (0.05)      (0.02)     (0.05)#
   Net realized and unrealized gain (loss)       2.10        (5.36)        0.42        1.04      (0.89)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.00        (5.42)        0.37        1.02      (0.94)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --           --           --          --         --
------------------------------------------------------------------------------------------------------------
Total Distributions                                --           --           --          --         --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  9.03     $   7.03      $ 12.45     $ 12.08    $ 11.06
------------------------------------------------------------------------------------------------------------
Total Return                                    28.45%      (43.53)%       3.06%       9.22%     (7.83)%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 4,969     $  5,723      $14,046     $10,691    $ 7,069
------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                   2.87%        2.46%        2.11%       2.25%      1.45%+
   Net investment loss                          (1.25)       (0.63)       (0.34)      (0.19)     (0.63)+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           153%          97%          99%         78%        17%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from May 12, 1995 (inception date) to October 31, 1995.

(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                 Per Share Increase           Expense Ratio
               to Net Investment Loss      Without Fee Waivers
               ----------------------      -------------------
                        1995                       1995
                       -----                      ------
    Class A            $0.05                      2.12%+

   In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.16% and 1.20% (annualized), respectively.

#  Includes realized gains and losses on foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.





--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                     Class B Shares
                                            --------------------------------------------------------------
Emerging Markets Portfolio                     1999(1)      1998(1)      1997(1)      1996      1995(2)
============================================================================================================
Net Asset Value, Beginning of Year            $  6.85     $  12.21      $ 11.95     $ 11.02    $ 12.00
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(3)                       (0.17)       (0.14)       (0.14)      (0.10)     (0.09)#
   Net realized and unrealized gain (loss)       2.04        (5.22)        0.40        1.03      (0.89)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              1.87        (5.36)        0.26        0.93      (0.98)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --           --           --          --         --
------------------------------------------------------------------------------------------------------------
Total Distributions                                --           --           --          --         --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  8.72     $   6.85      $ 12.21     $ 11.95    $ 11.02
------------------------------------------------------------------------------------------------------------
Total Return                                    27.30%      (43.90)%       2.18%       8.44%     (8.17)%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 5,591     $  5,994      $18,107     $13,062    $ 7,630
------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(3)                                   3.63%        3.24%        2.88%       3.06%      2.00%+
   Net investment loss                          (2.11)       (1.42)       (1.00)      (0.94)     (1.17)+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           153%          97%          99%         78%        17%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) For the period from May 12, 1995 (inception date) to October 31, 1995.

(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                 Per Share Increase           Expense Ratio
               to Net Investment Loss      Without Fee Waivers
               ----------------------      -------------------
                       1995                        1995
                       -----                      ------
     Class B           $0.05                      2.68%+

    In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.97% and 1.74% (annualized), respectively.

#   Includes realized gains and losses on foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.





--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                39

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:


                                                                     Class L Shares
                                            --------------------------------------------------------------
Emerging Markets Portfolio                     1999(1)      1998(1)(2)   1997(1)      1996      1995(3)
==========================================================================================================
Net Asset Value, Beginning of Year            $  6.84     $  12.22      $ 11.95     $ 11.02    $ 12.00
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                       (0.16)      (0.15)        (0.15)      (0.10)     (0.08)#
   Net realized and unrealized gain (loss)       2.03       (5.23)         0.42        1.03      (0.90)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              1.87       (5.38)         0.27        0.93      (0.98)
----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --          --            --          --         --
----------------------------------------------------------------------------------------------------------
Total Distributions                                --          --            --          --         --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $  8.71     $  6.84       $ 12.22     $ 11.95    $ 11.02
----------------------------------------------------------------------------------------------------------
Total Return                                    27.34%     (44.03)%        2.26%       8.44%     (8.17)%++
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 1,762     $ 1,543       $ 4,332     $ 2,448    $ 1,604
----------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses(4)                                   3.62%       3.31%         2.86%       3.02%      1.95%+
   Net investment loss                          (2.10)      (1.47)        (1.03)      (0.92)     (1.08)+
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           153%         97%           99%         78%        17%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) For the period from May 12, 1995 (inception date) to October 31, 1995.
(4) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment loss and the expense ratio would have been as follows:

                 Per Share Increase           Expense Ratio
               to Net Investment Loss      Without Fee Waivers
               ----------------------      -------------------
                       1995                        1995
                       -----                      ------
     Class L           $0.05                      2.61%+

    In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.92% and 1.70%
    (annualized), respectively.
#   Includes realized gains and losses on foreign currency transactions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
40                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each share of capital stock outstanding throughout the year ended October 31, except where noted:

                                                            Class Y Shares
                                                       -----------------------
Emerging Markets Portfolio                              1999(1)      1998(1)(2)
================================================================================
Net Asset Value, Beginning of Year                      $  7.07     $ 12.16
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                    (0.07)      (0.01)
   Net realized and unrealized gain (loss)                 2.12       (5.08)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                        2.05       (5.09)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     --          --
--------------------------------------------------------------------------------
Total Distributions                                          --          --
--------------------------------------------------------------------------------
Net Asset Value, End of Year                            $  9.12     $  7.07
--------------------------------------------------------------------------------
Total Return                                              29.00%     (41.86)%++
--------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $ 1,414     $   709
--------------------------------------------------------------------------------
Ratio to Average Net Assets:
   Expenses                                                2.32%       1.89%+
   Net investment loss                                    (0.80)      (0.16)+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     153%         97%
================================================================================
(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from March 10, 1998 (inception date) to October 31, 1998.
++  Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:


                                                                     Class A Shares
                                            --------------------------------------------------------------
European Portfolio                             1999(1)      1998(1)      1997(1)      1996      1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year            $ 19.44     $ 18.23       $ 17.25     $ 14.67    $ 12.88
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(2)              (0.00)*      0.06         (0.08)      (0.08)      0.07
   Net realized and unrealized gain              3.47        1.54          2.22        2.79       1.72
------------------------------------------------------------------------------------------------------------
Total Income From Operations                     3.47        1.60          2.14        2.71       1.79
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --          --            --       (0.09)        --
   Net realized gains                           (0.33)      (0.39)        (1.16)      (0.04)        --
------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.33)      (0.39)        (1.16)      (0.13)        --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 22.58     $ 19.44       $ 18.23     $ 17.25    $ 14.67
------------------------------------------------------------------------------------------------------------
Total Return                                    18.02%       9.10%        12.88%      18.65%     13.90%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $31,946     $27,563       $14,118     $10,528    $11,870
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                   1.51%       1.56%         1.80%       1.85%      2.06%
   Net investment income (loss)                 (0.00)**     0.30         (0.42)      (0.49)      0.51
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            17%         27%           28%         39%        34%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income (loss) and the expense ratios would have been as follows:

                                              Expense Ratios
               Per Share Decreases to      Without Fee Waivers
               Net Investment Income       and Custody Credits
               ----------------------      -------------------
                       1995                        1995
                       -----                       -----
     Class A           $0.01                       2.09%

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.82% and 2.02%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
*   Amount represents less than $0.01 per share.
**  Amount represents less than 0.01%.


--------------------------------------------------------------------------------
42                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:


                                                                     Class B Shares
                                            ----------------------------------------------------------------
European Portfolio                             1999(1)      1998(1)      1997(1)      1996      1995(2)
============================================================================================================
Net Asset Value, Beginning of Year            $ 18.95     $ 17.92       $ 17.09     $ 14.56    $ 12.62
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(3)              (0.16)      (0.11)        (0.20)      (0.20)      0.02
   Net realized and unrealized gain              3.37        1.53          2.19        2.77       1.92
------------------------------------------------------------------------------------------------------------
Total Income From Operations                     3.21        1.42          1.99        2.57       1.94
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                           (0.33)      (0.39)        (1.16)      (0.04)        --
------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.33)      (0.39)        (1.16)      (0.04)        --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 21.83     $ 18.95       $ 17.92     $ 17.09    $ 14.56
------------------------------------------------------------------------------------------------------------
Total Return                                    17.10%       8.24%        12.08%      17.72%     15.37%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $37,575     $40,090       $29,221     $26,384    $24,825
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                   2.28%       2.32%         2.52%       2.59%      3.31%+
   Net investment income (loss)                 (0.81)      (0.56)        (1.13)      (1.22)      0.26+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            17%         27%           28%         39%        34%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                              Expense Ratio
               Per Share Decrease to       Without Fee Waivers
               Net Investment Income       and Custody Credits
               ---------------------       -------------------
                        1995                        1995
                       -----                       ------
     Class B           $0.00*                      3.35%+

    In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.56% and 3.26% (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

*   Amount represents less than $0.01 per share.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+   Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                     Class L Shares
                                            ----------------------------------------------------------------
European Portfolio                             1999(1)      1998(1)(2)   1997(1)      1996      1995(3)
============================================================================================================
Net Asset Value, Beginning of Year            $ 18.91     $ 17.86       $ 17.04     $ 14.51    $ 12.83
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                       (0.15)      (0.07)        (0.21)      (0.14)     (0.08)
   Net realized and unrealized gain              3.36        1.51          2.19        2.71       1.76
------------------------------------------------------------------------------------------------------------
Total Income From Operations                     3.21        1.44          1.98        2.57       1.68
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net realized gains                           (0.33)      (0.39)        (1.16)      (0.04)        --
------------------------------------------------------------------------------------------------------------
Total Distributions                             (0.33)      (0.39)        (1.16)      (0.04)        --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 21.79     $ 18.91       $ 17.86     $ 17.04    $ 14.51
------------------------------------------------------------------------------------------------------------
Total Return                                    17.14%       8.38%        12.06%      17.78%     13.09%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $11,597     $10,762       $ 3,110      $2,011    $ 1,311
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                   2.24%       2.18%         2.54%       2.52%      2.51%
   Net investment loss                          (0.74)      (0.37)        (1.18)      (1.17)     (0.64)
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                            17%         27%           28%         39%        34%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) On November 7, 1994, the former Class B shares were renamed Class C shares.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees and expenses were not waived or reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                              Expense Ratios
               Per Share Decrease to       Without Fee Waivers
               Net Investment Loss         and Custody Credits
               ---------------------       -------------------
                       1995                        1995
                       -----                       -----
     Class L           $0.01                       2.54%

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class C would have been 2.50% and 2.48%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.


--------------------------------------------------------------------------------
44                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:


                                                                     Class A Shares
                                            --------------------------------------------------------------
Pacific Portfolio                              1999(1)     1998(1)        1997       1996(1)     1995
============================================================================================================
Net Asset Value, Beginning of Year            $  6.73     $  8.46       $ 10.18     $ 10.07    $ 12.92
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(2)                       (0.05)      (0.12)        (0.17)      (0.14)     (0.01)
   Net realized and unrealized gain (loss)       5.12       (1.61)        (1.55)       0.25      (2.84)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              5.07       (1.73)        (1.72)       0.11      (2.85)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --          --            --          --         --
------------------------------------------------------------------------------------------------------------
Total Distributions                                --          --            --          --         --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 11.80     $  6.73       $  8.46     $ 10.18   $  10.07
------------------------------------------------------------------------------------------------------------
Total Return                                    75.33%     (20.45)%      (16.90)%      1.09%    (22.06)%
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 4,905     $ 1,788       $ 4,750     $ 4,929   $  4,409
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                   1.72%       3.47%         3.37%       2.64%      1.97%
   Net investment loss                          (0.64)      (1.66)        (2.36)      (1.38)     (0.71)
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           128%        135%          154%         86%        31%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or part of its fees for the years ended October 31, 1999 and October 31, 1995. In addition, the Manager agreed to reimburse the Pacific Portfolio for $49,424 and $30,862 of the Portfolio's expenses for the years ended October 31, 1999 and October 31, 1995, respectively. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratios would have been as follows:

                                                          Expense Ratios
                   Per Share Decreases to               Without Fee Waivers
                    Net Investment Loss                 and Custody Credits
                ----------------------------       ----------------------------
                1999  1998  1997  1996  1995       1999  1998  1997  1996  1995
                ----  ----  ----  ----  ----       ----  ----  ----  ----  ----
     Class A    $0.13  N/A   N/A   N/A  $0.14      3.39%  N/A   N/A   N/A  3.18%

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 2.51% and 1.70%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                     Class B Shares
                                            --------------------------------------------------------------
Pacific Portfolio                              1999(1)      1998(1)       1997       1996(1)    1995(2)
============================================================================================================
Net Asset Value, Beginning of Year            $  6.51     $  8.25       $ 10.01     $  9.99    $ 12.64
------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(3)                       (0.14)      (0.22)        (0.27)     (0.23)      (0.01)
   Net realized and unrealized gain (loss)       4.94       (1.52)        (1.49)      0.25       (2.64)
------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              4.80       (1.74)        (1.76)      0.02       (2.65)
------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                           --          --            --         --          --
------------------------------------------------------------------------------------------------------------
Total Distributions                                --          --            --         --          --
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 11.31     $  6.51       $  8.25     $ 10.01    $  9.99
------------------------------------------------------------------------------------------------------------
Total Return                                    73.73%     (21.09)%      (17.58)%      0.20%    (20.97)%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 3,633     $ 2,159       $ 3,558     $ 4,009    $ 1,031
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                   2.64%       4.45%         4.24%       3.65%      3.39%+
   Net investment loss                          (1.62)      (3.14)        (3.07)      (2.26)     (1.47)+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           128%        135%          154%         86%        31%
============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the year ended October 31, 1999 and period ended October 31, 1995. In addition, the Manager agreed to reimburse the Pacific Portfolio for $49,424 and $30,862 of the Portfolio's expenses for the year ended October 31, 1999 and the period ended October 31, 1995, respectively. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratio would have been as follows:

                                                         Expense Ratios
                   Per Share Decreases to              Without Fee Waivers
                    Net Investment Loss                and Custody Credits
                ----------------------------      ----------------------------
                1999  1998  1997  1996  1995      1999  1998  1997  1996  1995
                ----  ----  ----  ----  ----      ----  ----  ----  ----  ----
     Class B    $0.13  N/A   N/A   N/A  $0.16     4.31%  N/A   N/A   N/A  4.90%+

    In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 3.47% and 3.06%
    (annualized), respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
46                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31:

                                                                     Class L Shares
                                            --------------------------------------------------------------
Pacific Portfolio                              1999(1)    1998(1)(2)      1997       1996(1)    1995(3)
==========================================================================================================
Net Asset Value, Beginning of Year            $  6.48     $  8.21       $  9.98     $  9.95    $ 12.86
----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment loss(4)                        (0.12)      (0.20)        (0.27)      (0.24)     (0.02)
  Net realized and unrealized gain (loss)        4.91       (1.53)        (1.50)       0.27      (2.89)
----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              4.79       (1.73)        (1.77)       0.03      (2.91)
----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                            --          --            --          --         --
----------------------------------------------------------------------------------------------------------
Total Distributions                                --          --            --          --         --
----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                  $ 11.27     $  6.48       $  8.21     $  9.98    $  9.95
----------------------------------------------------------------------------------------------------------
Total Return                                    73.92%     (21.07)%      (17.74)%      0.30%    (22.63)%
----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $ 4,375     $   982       $ 1,493     $ 1,612    $ 1,952
----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                    2.38%       4.28%         4.44%       3.46%      2.69%
  Net investment loss                           (1.44)      (2.90)        (3.21)      (2.22)     (1.45)
----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           128%        135%          154%         86%        31%
==========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed Class L shares.
(3) On November 7, 1994, the former Class B shares were renamed Class C shares.
(4) The Manager waived all or part of its fees for the years ended October 31, 1999 and October 31, 1995. In addition, the Manager agreed to reimburse the Pacific Portfolio for $49,424 and $30,862 of the Portfolio's expenses for the years ended October 31, 1999 and October 31, 1995, respectively. If such fees and expenses were not waived or reimbursed, the per share effect on net investment loss and the expense ratios would have been as follows:

                                                         Expense Ratios
                   Per Share Decreases to              Without Fee Waivers
                     Net Investment Loss               and Custody Credits
                ----------------------------      ----------------------------
                1999  1998  1997  1996  1995      1999  1998  1997  1996  1995
                ----  ----  ----  ----  ----      ----  ----  ----  ----  ----
     Class L    $0.13  N/A   N/A   N/A  $0.13     4.04%  N/A   N/A   N/A  3.88%

    In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L would have been 3.29% and 2.42%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Emerging Markets, European, and Pacific Portfolios of Smith Barney World Funds, Inc. as of October 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Emerging Markets, European and Pacific Portfolios of Smith Barney World Funds, Inc. as of October 31, 1999, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended in conformity with generally accepted accounting principles.

                                                    /s/ KPMG LLP

New York, New York
December 15, 1999


--------------------------------------------------------------------------------
48                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the European Portfolio hereby designates for the fiscal year ended October 31, 1999:

  .  Long-term capital gain distributions paid of $1,344,312.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                49

Smith Barney World Funds, Inc.


Directors
Victor Atkins
Abraham E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman


Officers
Maurits E. Edersheim
Chairman of the Fund & Advisory Director

Heath B. McLendon
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

James B. Conheady
Vice President

David Ishibashi
Vice President

Jeffrey J. Russell
Vice President

Rein W. van der Does
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
The Chase Manhattan Bank, N.A.

Shareholder Servicing Agent
Smith Barney Private Trust Company
388 Greenwich Street
22nd Floor
New York, New York 10013

Sub-Shareholder Servicing Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699


This report is submitted for the general information of shareholders of Smith Barney World Funds, Inc. -- Emerging Markets, European and Pacific Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.


[LOGO OF SALOMON SMITH BARNEY]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

Smith Barney
World Funds, Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


www.smithbarney.com/mutualfunds


FD01358 12/99

[GRAPHIC]

Smith Barney
World Funds, Inc.

Global Government Bond Portfolio
International Equity Portfolio
International Balanced Portfolio



A N N U A L   R E P O R T

October 31, 1999


[LOGO OF SMITH BARNEY MUTUAL FUNDS]

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
World Funds, Inc.

"While the e-commerce revolution is already booming in the U.S., the international markets present enormous opportunities. Internet penetration is much lower overseas than in the United States. With the rebound in global growth and Asia emerging from its slump, we expect that other regions of the world may begin to catch up with the United States in an effort to become more efficient and more competitive."
                                                            Heath B. McLendon
                                                                     Chairman

The Global Government Bond Portfolio seeks as high a level of current income and capital appreciation as is consistent with investing principally in high-quality bonds of the U.S. and foreign governments.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                       SBGLX
           Class B                       SGGBX

The International Equity Portfolio seeks total return on its assets from growth of capital and income. The Portfolio seeks to achieve its objective by investing at least 65% of its assets in a diversified portfolio of equity securities of established non-U.S. issuers.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                       SBIEX
           Class B                       SBIBX
           Class L                       SBICX

The International Balanced Portfolio seeks a competitive total return on its assets from growth of capital and income through a portfolio invested primarily in securities of established non-U.S. issuers.

                                      NASDAQ SYMBOL
                                      -------------
           Class A                       SIEBX

--------------------------------------------------------------------------------
What's Inside
--------------------------------------------------------------------------------

A Message from the Chairman.................................................  1

Global Government Bond Portfolio
   Portfolio Manager Commentary.............................................  2
   Historical Performance...................................................  4
   Portfolio at a Glance....................................................  6

International Equity Portfolio
   Portfolio Manager Commentary.............................................  7
   Historical Performance................................................... 10
   Portfolio at a Glance.................................................... 13

International Balanced Portfolio
   Portfolio Manager Commentary............................................. 14
   Historical Performance................................................... 16
   Portfolio at a Glance.................................................... 18

Schedules of Investments.................................................... 19

Statements of Assets and Liabilities........................................ 27

Statements of Operations.................................................... 29

Statements of Changes in Net Assets......................................... 30

Notes to Financial Statements............................................... 32

Financial Highlights ....................................................... 42

Independent Auditors' Report ............................................... 54

Tax Information ............................................................ 55

--------------------------------------------------------------------------------
A Message from the Chairman
--------------------------------------------------------------------------------

[PHOTO]

HEATH B. MCLENDON

Chairman


Dear Shareholder:

The globalization of securities markets continues to accelerate. Economic growth increased in Europe and Asia, with a great deal of corporate restructuring taking place. A year ago, a major topic of discussion and possible concern was the introduction of the Euro. (The Euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.)

Twelve months later, the introduction of the Euro can be viewed as a success, fostering lower inflation and interest rates throughout Western Europe. Moreover, the Euro has contributed to the consolidation of businesses and the creation of even stronger and more competitive European companies.

Last year, Asia was reeling under the impact of currency and banking problems, and Japan was mired in economic stagnation. Today we see firsthand the amazing resiliency of these economies as Asia returns to economic stability and growth albeit at a slower, yet more sustainable, rate. Additionally, Japan has moved decisively to turn around its struggling economy. Companies in Japan are restructuring, instituting efficiencies and selling unprofitable divisions.

The globalization of financial markets has also continued as the New York Stock Exchange and NASDAQ continue to add more foreign stocks for trading. Investors have more investment options today than ever before as trading hours expand.

The Internet age has dawned. Increasingly sophisticated financial transactions are being handled electronically with the click of a "mouse" regardless of whether you are in New York, Buenos Aires or Timbuktu. Although near-term issues persist, we believe that the development of the "Information Superhighway" will remain a powerful driver of share prices.

The Internet is gaining millions of users monthly and many of these people will become active on-line consumers. Moreover, Dell, a global computer systems company, estimates that 15% of all U.S. Gross Domestic Product ("GDP") could soon come from Internet electronic commerce. There is no shortage of companies willing to provide the systems and services necessary to facilitate online transactions. We expect e-commerce to represent an outstanding investment opportunity as companies attempt to increase their productivity through online sourcing and more direct distribution. E-commerce generally conjures up images of consumers buying books or smaller items on the Internet; however, business-to-business e-commerce is expanding as well. Traditional industrial manufacturing companies are aggressively moving toward e-commerce as a means to boost efficiency.

While the e-commerce revolution is already booming in the U.S., the international markets present enormous opportunities. Internet penetration is much lower overseas than in the United States. With the rebound in global growth and Asia emerging from its slump, we expect that other regions of the world may begin to catch up with the United States in an effort to become more efficient and more competitive.

In this report, you will find specific market commentary and performance information on the Smith Barney World Funds, Inc. - Global Government Bond Portfolio, International Equity Portfolio and International Balanced Portfolio beginning on page two.

Thank you for investing in our family of international funds. We remain committed to providing our shareholders with competitive performance in the years ahead, and look forward to serving your financial needs in the years ahead.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman

November 16, 1999
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                1

--------------------------------------------------------------------------------
Global Government Bond Portfolio
--------------------------------------------------------------------------------

Portfolio Manager

DENIS P. MANGAN

Denis P. Mangan is a Global Fixed Income Portfolio Manager and Research Specialist. He joined Salomon Smith Barney Capital Management in 1994. He was previously at J.P. Morgan as a Proprietary Fixed Income Trader and a Researcher of Fixed Income Options and Trading for three years. Prior to that, Mr. Mangan spent two years at Citibank, NA London as a Fixed Income and Currency Strategist for the Strategic Positioning Desk. He also was at Citicorp for seven years in Treasury management, doing analysis and strategic positioning. Mr. Mangan graduated with honors from Trinity College, Dublin, and holds an M.A. in Mathematics from Columbia University, and a Ph.D. in Financial Economics from Columbia University.


Performance Update

In the 12 months covered in this report, the Global Government Bond Portfolio ("Portfolio") returned a negative 1.62% for Class A shares, including dividends and before deducting any sales charges. The Portfolio underperformed the average total return for global income funds of a negative 0.65% for the same period according to Lipper, Inc. (Lipper is a major fund-tracking organization.) Additional information about the Portfolio's other share classes can be found on pages four and five.


Market and Portfolio Update

We think that the major story for the global bond markets early in the period was the devaluation of the Brazilian Real on January 13, 1999. In our view, this currency devaluation removed uncertainty from the market and enabled emerging market bond yield spreads to tighten.

The Japanese bond market surged higher despite large supply because of continued economic stagnation and the ten-basis point rate cut in February. (A basis point is one-hundredth of one percent.) The U.S. bond market had to deal with strong economic growth numbers, which may potentially reduce the chance of a U.S. Federal Reserve Board ("Fed") interest rate cut later in 1999. Fed Chairman Alan Greenspan reinforced this possibility in his Humphrey-Hawkins testimony, which drove the U.S. bond market lower. European bonds followed the U.S. decline but still managed to post positive returns. This was partly due to declining interest rates in the non-Euro European countries combined with poor economic data from within the Euro-zone over the period.

The growth rate in the G7 economies appeared to be on the increase and a strong rise in leading economic indicators was another major concern for global bond investors. Robust consumer activity in the U.S. continued, while the better outlook for Asia's economies helped core European manufacturing industries to enjoy more normal profit growth.

While growing inflationary pressures were evident, this was mostly due to the sharp increase in oil and other commodity prices in recent months. In the U.S., there were heightened fears that a tight labor market would inevitably result in higher employment costs. Central bankers on the three major continents began to voice these concerns over signs of growing economic imbalances. Also, while there was increasingly tough talk from members of the European Central Bank's board, no actions were taken. Many investors were left with the impression that the Fed in the U.S. was overly cautious in an attempt to engineer a soft landing for the U.S. economy without seriously undermining the prices of financial assets.


--------------------------------------------------------------------------------
2                                             1999 Annual Report to Shareholders

Investment Strategy

As previously noted, the Portfolio seeks as high a level of current income and capital appreciation as is consistent with investing principally in high-quality bonds of U.S. and foreign governments.

Our current investment strategy involves three themes:

 .  To be fully invested and earn high yields;

 . To stay moderately long with respect to duration (i.e., a common gauge of the price sensitivity of a fixed-income asset to a change in interest rates) and to be prepared to take advantage of potential spread tightening; and

 .  To focus on countries with low external financing requirements.

During the reporting period, we significantly increased the Portfolio's allocation to the Japanese bond market. We had owned no Japanese bonds for roughly 12 months, because yields were in the 1.0%-1.8% range and we believed there was little room for price appreciation. Moreover, we thought that owning such low-yielding bonds might make it more difficult for the Portfolio to achieve its dividend target.

However, we underestimated the extent of the recession in Japan during the first half of 1999, and failed to predict the subsequent rally in Japanese bonds. Indeed, as of late October 1999, Japan was the best-performing government bond market. As a result, we thought it was prudent to increase our Japanese bond exposure during the period.

Another significant portfolio change over the past year was the elimination of our position in Australia and the reduction of our position in Denmark. These moves allowed us to take profits as those markets outperformed versus the U.S. We also increased the percentage of Portfolio assets allocated to Euroland and extended our duration in that market in the wake of Euroland underperformance versus the U.S. during the summer of 1999.


Market Outlook

Bond yields have moved higher worldwide so far in 1999, making it the worst year for fixed-income returns since 1994. In local currency terms, returns are significantly worse than at the same stage in 1994. In our opinion, a growing global economy and concerns over inflationary pressures were responsible for the rise in yields. Over the next 12 months, we expect the rebound in the global economy to continue and bond yields to move slightly higher. We also anticipate an uptick in inflation over the same period, but no return to the kind of high inflation levels last seen in the 1980s.

We project better performance from Euroland versus the U.S. over the next six months because interest rates in Euroland are discounting greater central bank rate hikes than in the U.S., yet both inflation and economic growth are lower in Europe.

One risk to our expectations is the Japanese economy rebounding too strongly, leading to a drain of capital from the U.S. and Europe back to Japan. This in turn could result in a stronger yen and greater upward pressure on commodity prices. Should this occur, the global economy could become unbalanced and worldwide inflation might reappear.

Thank you for your investment in the Global Government Bond Portfolio.



/s/ Denis P. Mangan


Denis P. Mangan

Vice President

November 9, 1999


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                3

--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Return         Total
Year Ended                        of Year         of Year        Dividends    Distributions    of Capital     Returns(1)
===========================================================================================================================
10/31/99                           $11.88          $11.18          $0.52          $0.00          $0.00          (1.62)%
---------------------------------------------------------------------------------------------------------------------------
10/31/98                            12.22           11.88           0.22           0.60           0.45           8.08
---------------------------------------------------------------------------------------------------------------------------
10/31/97                            12.55           12.22           1.22           0.08           0.00           8.21
---------------------------------------------------------------------------------------------------------------------------
10/31/96                            12.30           12.55           0.87           0.00           0.00           9.41
---------------------------------------------------------------------------------------------------------------------------
10/31/95                            11.68           12.30           0.78           0.00           0.00          12.40
---------------------------------------------------------------------------------------------------------------------------
10/31/94++                          12.92           11.68           0.23           0.00           0.42          (4.64)+
---------------------------------------------------------------------------------------------------------------------------
12/31/93                            11.84           12.92           0.52           0.59           0.00          19.13
---------------------------------------------------------------------------------------------------------------------------
12/31/92                            12.90           11.84           0.97           0.19           0.00           0.93
---------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/91              12.00           12.90           0.44           0.13           0.00          12.42+
===========================================================================================================================
   Total                                                           $5.77          $1.59          $0.87
===========================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Return         Total
Year Ended                        of Year         of Year        Dividends    Distributions    of Capital     Returns(1)
===========================================================================================================================
10/31/99                           $11.87          $11.16          $0.47          $0.00          $0.00          (2.11)%
---------------------------------------------------------------------------------------------------------------------------
10/31/98                            12.22           11.87           0.19           0.60           0.42           7.46
---------------------------------------------------------------------------------------------------------------------------
10/31/97                            12.50           12.22           1.10           0.08           0.00           7.62
---------------------------------------------------------------------------------------------------------------------------
10/31/96                            12.26           12.50           0.81           0.00           0.00           8.83
---------------------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/95              11.57           12.26           0.66           0.00           0.00          11.97+
===========================================================================================================================
   Total                                                           $3.23           $0.68          $0.42
===========================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Return         Total
Year Ended                        of Year         of Year        Dividends    Distributions    of Capital     Returns(1)
===========================================================================================================================
10/31/99                           $11.86          $11.15          $0.47          $0.00          $0.00          (2.11)%
---------------------------------------------------------------------------------------------------------------------------
10/31/98                            12.19           11.86           0.19           0.60           0.42           7.67
---------------------------------------------------------------------------------------------------------------------------
10/31/97                            12.47           12.19           1.11           0.08           0.00           7.73
---------------------------------------------------------------------------------------------------------------------------
10/31/96                            12.23           12.47           0.81           0.00           0.00           8.90
---------------------------------------------------------------------------------------------------------------------------
10/31/95                            11.68           12.23           0.72           0.00           0.00          11.25
---------------------------------------------------------------------------------------------------------------------------
10/31/94++                          12.93           11.68           0.21           0.00           0.39          (5.09)+
---------------------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93              11.83           12.93           0.47           0.59           0.00          18.89+
===========================================================================================================================
   Total                                                           $3.98           $1.27          $0.81
===========================================================================================================================

--------------------------------------------------------------------------------
4                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                        GLOBAL GOVERNMENT BOND PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Return         Total
Year Ended                        of Year         of Year        Dividends    Distributions    of Capital     Returns(1)
===========================================================================================================================
10/31/99                          $11.70          $11.03          $0.53          $0.00           $0.00          (1.28)%
---------------------------------------------------------------------------------------------------------------------------
10/31/98                           12.03           11.70           0.23           0.60            0.46           8.50
---------------------------------------------------------------------------------------------------------------------------
10/31/97                           12.39           12.03           1.28           0.08            0.00           8.61
---------------------------------------------------------------------------------------------------------------------------
10/31/96                           12.14           12.39           0.90           0.00            0.00           9.82
---------------------------------------------------------------------------------------------------------------------------
10/31/95                           11.68           12.14           0.81           0.00            0.00          11.27
---------------------------------------------------------------------------------------------------------------------------
10/31/94a++                        12.93           11.68           0.23           0.00            0.43          (4.62)+
---------------------------------------------------------------------------------------------------------------------------
Inception*-- 12/31/93              11.97           12.93           0.37           0.59            0.00          16.49+
===========================================================================================================================
   Total                                                          $4.35          $1.27           $0.89
===========================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charge(1)
                                 -----------------------------------------------
                                  Class A     Class B     Class L     Class Y
================================================================================
Year Ended 10/31/99               (1.62)%     (2.11)%     (2.11)%     (1.28)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99          7.19         N/A        6.58        7.29
--------------------------------------------------------------------------------
Inception* through 10/31/99        7.52        6.71        6.65        7.06
================================================================================

                                            Without Sales Charge(2)
                                 -----------------------------------------------
                                  Class A     Class B     Class L     Class Y
================================================================================
Year Ended 10/31/99               (6.05)%     (6.34)%     (4.02)%     (1.28)%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99          6.21         N/A        6.37        7.29
--------------------------------------------------------------------------------
Inception* through 10/31/99        6.92        6.56        6.50        7.06
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/99)                        82.31%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)                        37.95
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/99)                        55.22
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/99)                        57.95
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.50% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year-end of the Portfolio.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L and Y shares are July 22, 1991, November 18, 1994, January 4, 1993 and February 19, 1993, respectively.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                5

--------------------------------------------------------------------------------
Global Government Bond Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Global Government Bond Portfolio vs. J.P. Morgan Global Bond Market Index+
--------------------------------------------------------------------------------

                             July 1991--October 1999

                                    [GRAPH]

Global Government Fund
JP Morgan Global Bond Hedged
JP Morgan Global Bond Unhedged


Jul\1991                9,600          10,000          10,000
Oct\1991                10422          10,459          10,685
Oct\1992               10,963          11,370          12,028
Oct\1993               12,612          12,749          13,351
Oct\1994               12,368          12,609          13,740
Oct\1995               13,902          15,048          15,319
Oct\1996               15,210          16,566          16,254
Oct\1997               16,459          18,319          16,822
Oct\1998               17,789          20,645          19,006
Oct\1999               17,502          20,871          18,444


+ Hypothetical illustration of $10,000 invested in Class A shares at inception on July 22, 1991, assuming deduction of the maximum initial sales charge of 4.00% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The J.P. Morgan Global Bond Market Index is a daily, market-capitalization weighted, international fixed-income index consisting of 13 countries. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor may not invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                          As of October 31, 1999        Investment Allocation**         As of October 31, 1999
-----------------------------------------------------------------        ------------------------------------------------------
  1. Depfa Pfandbrief Bank                         19.9%                                   [PIE CHART]
 ---------------------------------------------------------------
  2. Japan Government                              13.1
 ---------------------------------------------------------------
  3. Kingdom of Denmark                            11.2                             4.5%       Repurchase Agreement
 ---------------------------------------------------------------                   9.4%       Japan
  4. KFW International Finance                     10.8                            15.1%       The Americas
 ---------------------------------------------------------------                  24.0%       U.S.Government Obligations
  5. Inter-American Development Bank                9.3                            47.0%       Europe
 ---------------------------------------------------------------
  6. Buoni Poliennali Del Tes                       7.6
 ---------------------------------------------------------------
  7. Bundesrepublik Deutschland                     7.1
 ---------------------------------------------------------------
  8. Republic of Cyprus                             6.8
 ---------------------------------------------------------------
  9. Kingdom of Spain                               6.3
 ---------------------------------------------------------------
 10. Canada Government                              3.6
 ---------------------------------------------------------------
* As a percentage of total bonds, excluding U.S. government              ** As a percentage of total investments.
  obligations and repurchase agreement.

--------------------------------------------------------------------------------
6                                             1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
International Equity Portfolio
--------------------------------------------------------------------------------

Portfolio Managers

Jeffrey J. Russell is a Managing Director of Salomon Smith Barney. Prior to joining the firm in 1990, he worked for Drexel Burnham Lambert. Mr. Russell holds an undergraduate degree from Massachusetts Institute of Technology and an M.B.A. from the University of Pennsylvania's Wharton School of Finance.

[PHOTO]

Jeffrey J. Russell, CFA

Vice President


James B. Conheady has more than 35 years experience managing international and global equity portfolios. He has been with the International Equity team since its formation in 1968 at Drexel Burnham Lambert and moved to Salomon Smith Barney in 1990. Mr. Conheady holds a B.S.S. degree from Georgetown University.

James B. Conheady

Vice President

[PHOTO]

Performance Update

For the year ended October 31, 1999, Class A shares of the International Equity Portfolio ("Portfolio") advanced 31.19% outperforming the 23.03% gain of the Morgan Stanley Capital International EAFE Index for the same period. (The MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the countries of the Far East, weighted based on market capitalization.) Performance information about the Portfolio's other classes of shares can be found beginning on page ten.

The Portfolio's outperformance versus the index was attributable to our Asian growth stocks and the favorable performance of mid- and small-capitalization stocks during 1999 compared with the prior two years. Strength of the Japanese yen also helped our total returns.


Investment Strategy

The Portfolio seeks total return on its assets from growth of capital and income.

We pursue a "bottom-up" approach to stock investing. We look for promising companies and industries rather than trying to uncover investment opportunities based on the present or future condition of the global economy, the financial markets or the performance of particular markets. We seek companies growing at a faster rate than the economic growth rate of their local countries. At the same time, we strive to maintain a risk level no higher than that of the overall international stock market through broad diversification in a variety of markets.

During the past year, we have adjusted our stock positions as industry and company trends warranted. Our common aim has been to position the Portfolio in the highest-quality growth stocks of the international marketplace, consistent with prudent diversification.


Market Update

International stock markets performed well compared to the U.S. market during the Portfolio's fiscal year as many of the negative market influences of 1998 dissipated. In our view, swift policy responses by central financial institutions helped stem last year's anxieties. Moreover, ample financial liquidity fueled genuine recovery in many troubled economies and caused many markets to rally.


--------------------------------------------------------------------------------
Smith Barney World Funds,Inc.                                                  7

For many years, large-capitalization U.S. growth stocks have led the world's financial markets. In recent months, international markets have assumed leadership and provided strong absolute and relative returns versus the U.S. In our view, the opportunities over the next several years, as measured by growth, structural change and valuation, bode well for the performance of international stocks.


Portfolio Update

As we took profits in select European situations, the composition of the Portfolio changed over the period as a result of our increased commitment to Asian stocks. Our country allocations were 74% Europe, 18% Asia and 8% Canada, Latin America and other emerging markets at the beginning of the year and became 54% Europe, 40% in Asia and 6% in Canada, Latin America and other emerging markets by the end of the period.


Europe

European stock markets showed relatively modest performance during much of the reporting period. Yet recent evidence has shown that, in conjunction with the Asian economic recovery, business conditions are improving in Europe. The new European currency, the Euro, after declining precipitously versus the U.S. dollar since its January 1999 debut, has stabilized in recent months.

In our view, the most notable trend in Europe this year has been the exceptionally high level of merger and acquisition activity, driven by industrial concentration and a desire to build economies of scale. Hostile takeovers in a number of industries such as telecommunications, financial services and energy have served notice to entrenched managements that inferior strategic execution will no longer be tolerated by investors. The ready availability of capital to fund hostile takeovers is a new development in Europe.

Several core European purchases during the Portfolio's fiscal year include:

 .    Mannesmann, the former German capital goods supplier, which has been recast as a pan-European telecommunications provider based on its ownership of key franchises in Germany, France and Italy and now the United Kingdom through its recent agreement to purchase Orange.

 .    Securitas of Sweden, Europe's leading security services operator, which recently expanded significantly into the U.S. through the acquisition of Pinkertons.

 .    Petroleum Geo Services, the Norwegian technological leader in the seismic mapping of petroleum reserves. The recovery of energy commodity prices provides a much-improved environment for exploration and production expenditures over the next several years.

During the period, we also sold several of our long-standing European holdings such as:

 .    Volkswagen has done a great job in cutting costs. However, we think that most of the company's gains from these cost-cutting measures were already reflected in its stock price.

 .    Novartis has done well cutting costs and building on the positive developments from the merger of Sandoz and Ciba Geigy. Yet revenue growth was noticeably slowing and a difficult, highly competitive European pharmaceutical industry led us to take profits.


Asia

The developed Asian stock markets turned in exceptional performances during the period, led by renewed confidence in Japan. After years of unremitting bad news from Asia, economic growth resumed in many of the Asian economies such as Korea, Singapore, Taiwan and Thailand. Currencies stabilized, allowing interest rates to decline in many economies, and that in turn caused renewed investor interest in local company stocks.


--------------------------------------------------------------------------------
8                                            1999 Annual Report to Shareholders

Japan has begun a major restructuring program after many years of ineffective policies. The financial system is being rationalized, interest rates are at extremely low levels, and multinational companies have announced significant plans to lower expenses, improve productivity and boost returns on invested capital. In fact, Japanese economic growth has resumed and surveys of business expectations are improving. While we are aware that the recovery in Japan is fragile, we believe Japanese stocks are inexpensive relative to other markets given the substantial changes that are likely to occur in that country in the months and years ahead.

Several Asian stocks added to the Portfolio during the period include:

 .    Matsushita Communications Industries, which supplies mobile communications equipment in Japan, and is, in our view, well positioned to benefit from a deregulating telecommunications marketplace.

 .    Softbank of Japan, a well-diversified portfolio of global Internet interests and opportunities.

 .    Venture Manufacturing of Singapore, another of our outsourcing investments leveraged to the growth of the global electronics industry and also positioned to capitalize on the trend of branded technology leaders subcontracting their manufacturing to technologically capable subcontractors.

 .    Trend Micro, a Japanese developer of antivirus computer software with a formidable list of multinational clients and joint ventures with other key technology providers.


Emerging Markets

Emerging markets rallied sharply earlier this year as the global financial crisis eased. Prospects of accelerating global growth in the coming months have caused select commodity prices to firm, and this trend has benefited commodity-dependent export economies. We have not made significant new commitments to the emerging markets because we think year 2000 concerns and resultant problems, if any, are likely to be most acute in those economies.

Thank you for your confidence in our investment approach. As always, we look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.


/s/ Jeffrey Russell              /s/ James Conheady


Jeffrey Russell                  James Conheady
Vice President                   Vice President

November 9, 1999




--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                 9

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Total
Year Ended                        of Year         of Year        Dividends    Distributions    Returns(1)
============================================================================================================
10/31/99                          $20.39          $26.75          $0.00          $0.00          31.19%
------------------------------------------------------------------------------------------------------------
10/31/98                           20.36           20.39           0.00           0.00           0.15
------------------------------------------------------------------------------------------------------------
10/31/97                           18.64           20.36           0.01           0.00           9.30
------------------------------------------------------------------------------------------------------------
10/31/96                           17.15           18.64           0.17           0.00           9.78
------------------------------------------------------------------------------------------------------------
10/31/95                           18.79           17.15           0.12           0.10          (7.44)
------------------------------------------------------------------------------------------------------------
10/31/94++                         18.71           18.79           0.00           0.00           0.43+
------------------------------------------------------------------------------------------------------------
12/31/93                           12.35           18.71           0.00           0.16          52.78
------------------------------------------------------------------------------------------------------------
12/31/92                           12.31           12.35           0.02           0.00           0.49
------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/91             11.94           12.31           0.00           0.00           3.10+
============================================================================================================
   Total                                                          $0.32          $0.26
============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Total
Year Ended                        of Year         of Year        Dividends    Distributions    Returns(1)
============================================================================================================
10/31/99                          $20.08          $26.13          $0.00          $0.00          30.13%
------------------------------------------------------------------------------------------------------------
10/31/98                           20.22           20.08           0.00           0.00          (0.69)
------------------------------------------------------------------------------------------------------------
10/31/97                           18.65           20.22           0.00           0.00           8.42
------------------------------------------------------------------------------------------------------------
10/31/96                           17.17           18.65           0.04           0.00           8.89
------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/95             18.38           17.17           0.00           0.10          (6.00)+
============================================================================================================
   Total                                                          $0.04          $0.10
============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Total
Year Ended                        of Year         of Year        Dividends    Distributions    Returns(1)
============================================================================================================
10/31/99                          $19.79          $25.76          $0.00          $0.00          30.17%
------------------------------------------------------------------------------------------------------------
10/31/98                           19.93           19.79           0.00           0.00          (0.70)
------------------------------------------------------------------------------------------------------------
10/31/97                           18.38           19.93           0.00           0.00           8.43
------------------------------------------------------------------------------------------------------------
10/31/96                           16.93           18.38           0.04           0.00           8.85
------------------------------------------------------------------------------------------------------------
10/31/95                           18.54           16.93           0.00           0.10          (8.11)
------------------------------------------------------------------------------------------------------------
10/31/94++                         18.58           18.54           0.00           0.00          (0.22)+
------------------------------------------------------------------------------------------------------------
Inception* -- 12/31/93             12.35           18.58           0.00           0.16          51.73+
============================================================================================================
   Total                                                          $0.04          $0.26
============================================================================================================

--------------------------------------------------------------------------------
10                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                        INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Total
Year Ended                        of Year         of Year        Dividends    Distributions    Returns(1)
============================================================================================================
10/31/99                           $20.41          $26.88          $0.00          $0.00          31.70%
------------------------------------------------------------------------------------------------------------
10/31/98                            20.38           20.41           0.06           0.00           0.45
------------------------------------------------------------------------------------------------------------
10/31/97                            18.64           20.38           0.06           0.00           9.68
------------------------------------------------------------------------------------------------------------
10/31/96                            17.13           18.64           0.21           0.00          10.19
------------------------------------------------------------------------------------------------------------
10/31/95                            18.80           17.13           0.17           0.10          (7.11)
------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/94++             17.64           18.80           0.00           0.00           6.58+
============================================================================================================
   Total                                                           $0.50          $0.10
============================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Z Shares
--------------------------------------------------------------------------------

                                     Net Asset Value
                                 ------------------------
                                 Beginning          End           Income      Capital Gain       Total
Year Ended                        of Year         of Year        Dividends    Distributions    Returns(1)
============================================================================================================
10/31/99                           $20.39          $26.85          $0.00          $0.00          31.68%
------------------------------------------------------------------------------------------------------------
10/31/98                            20.36           20.39           0.06           0.00           0.45
------------------------------------------------------------------------------------------------------------
10/31/97                            18.62           20.36           0.06           0.00           9.69
------------------------------------------------------------------------------------------------------------
10/31/96                            17.12           18.62           0.21           0.00          10.13
------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/95               18.38           17.12           0.17           0.10          (5.03)+
============================================================================================================
   Total                                                           $0.50          $0.10
============================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------
                                         Without Sales Charge(1)
                              --------------------------------------------------
                              Class A   Class B   Class L   Class Y   Class Z
================================================================================
Year Ended 10/31/99            31.19%    30.13%    30.17%    31.70%    31.68%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99       7.85       N/A      6.99      8.23       N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99       11.82       N/A       N/A       N/A       N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99    11.89      7.50     11.66      8.91      8.73
================================================================================

                                            With Sales Charge(2)
                              --------------------------------------------------
                              Class A   Class B   Class L   Class Y   Class Z
================================================================================
Year Ended 10/31/99            24.65%    25.13%    27.86%    31.70%    31.68%
--------------------------------------------------------------------------------
Five Years Ended 10/31/99       6.75      N/A       6.77      8.23       N/A
--------------------------------------------------------------------------------
Ten Years Ended 10/31/99       11.25      N/A        N/A       N/A       N/A
--------------------------------------------------------------------------------
Inception* through 10/31/99    11.48      7.35     11.50      8.91      8.73
================================================================================





--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               11

--------------------------------------------------------------------------------
                         INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                                         Without Sales Charge(1)
================================================================================
Class A (10/31/89 through 10/31/99)(3)                           205.67%
--------------------------------------------------------------------------------
Class B (Inception* through 10/31/99)                             43.41
--------------------------------------------------------------------------------
Class L (Inception* through 10/31/99)                            112.25
--------------------------------------------------------------------------------
Class Y (Inception* through 10/31/99)                             58.28
--------------------------------------------------------------------------------
Class Z (Inception* through 10/31/99)                             51.76
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 (3) Performance calculations for Class A shares include the historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from February 18, 1986 through November 22, 1991.
++ For the period from January 1, 1994 to October 31, 1994, which reflects a change in the fiscal year end of the Portfolio.
+ Total return is not annualized, as it may not be representative of the total return for the year.
* Inception dates for Class A, B, L, Y and Z shares are November 22, 1991, November 7, 1994, January 4, 1993, June 16, 1994 and November 7, 1994, respectively.




--------------------------------------------------------------------------------
12                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
International Equity Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
International Equity Portfolio vs. MSCI EAFE Index+
--------------------------------------------------------------------------------

                           October 1989--October 1999

                                    [GRAPH]

                                    International  Equity Portfolio
                                    MSCI EAFE Index


Oct\1989                           9,498                      10,000
Oct\1990                           9,670                      8,745
Oct\1991                           12,497                     9,384
Oct\1992                           12,715                     8,173
Oct\1993                           18,080                     11,269
Oct\1994                           19,895                     12,440
Oct\1995                           18,416                     12,431
Oct\1996                           20,217                     13,774
Oct\1997                           22,098                     14,452
Oct\1998                           22,131                     15,890
Oct\1999                           29,033                     19,551


+ Hypothetical illustration of $10,000 invested in Class A shares on October 31, 1989, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. Illustration includes historical return information related to the Fenimore International Fund, which was the predecessor fund, for the period from October 31, 1989 through November 22, 1991. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor may not invest directly in an index.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                     As of October 31, 1999
------------------------------------------------------------
 1. NTT Data Communication Corp.                   5.9%
------------------------------------------------------------
 2. Nokia Oyj                                      5.0
------------------------------------------------------------
 3. Serco Group PLC                                3.5
------------------------------------------------------------
 4. Colt Telecom Group PLC                         3.1
------------------------------------------------------------
 5. Hays PLC                                       3.0
------------------------------------------------------------
 6. Murata Manufacturing Co., Ltd.                 2.9
------------------------------------------------------------
 7. Compass Group PLC                              2.7
------------------------------------------------------------
 8. Hosiden Corp.                                  2.6
------------------------------------------------------------
 9. Tomra Systems ASA                              2.5
------------------------------------------------------------
10. Matsushita Communication Industrial Co., Ltd.  2.5
------------------------------------------------------------


Investment Allocation*     As of October 31, 1999
-------------------------------------------------

            [PIE CHART]

 1.4%     Africa
39.6%     Asia/Pacific
 0.3%     Australia
 3.9%     The Americas
54.8%     Europe

* As a percentage of total investments.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                13

--------------------------------------------------------------------------------
International Balanced Portfolio
--------------------------------------------------------------------------------

Performance Update and Investment Strategy

The International Balanced Portfolio ("Portfolio") seeks long-term growth of capital and current income through a balanced investment in the stocks and bonds of non-U.S. issuers. The Portfolio gives investors the opportunity to participate in potential profits worldwide and to diversify assets over a number of countries' stock and bond markets.

Please note that the Portfolio uses a team management approach with the stock portion managed by Jeff Russell and James Conheady (International Equity Portfolio) and the bond portion managed by Denis Mangan (Global Government Bond Portfolio). For a more in-depth discussion of economic and market events during the reporting period, please refer to the Manager's commentary for the International Equity Portfolio that appears on page seven and the Global Government Bond Portfolios, which can be found on page two.

Although the stock portion of the Portfolio is managed similarly to the International Equity Portfolio, and the fixed-income portion is managed similarly to the Global Government Bond Portfolio, there are some differences due to, among other things, cash flow and the timing and availability of investment opportunities. It is therefore impossible to replicate exact performance.

For the year ended October 31, 1999, the Portfolio returned 9.16% for Class A shares. In comparison the MSCI EAFE Index returned 23.03% and the J.P. Morgan Global Government Bond Market Index returned a negative 2.96% (unhedged). (The MSCI EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the countries of the Far East, weighted based on market capitalization. The J.P. Morgan Global Government Bond Market Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries.) Additional performance information about the Portfolio's other share classes can be found on page 16.

The Portfolio's outperformance versus its index was attributable to its Asian growth stock holdings and due to the favorable performance of middle-to-smaller capitalization stocks during 1999 compared with the prior two years. Strength of the Japanese yen also helped our total returns.


Stock Market Update

International stock markets performed well, on a relative basis, compared to the U.S. market during the past 12 months. Fast and effective policy responses from central financial institutions helped to allay any lingering negative consequences regarding 1998's global financial crisis. In our view, widespread recovery in many troubled economies and financial market rallies across the globe have been fueled by the existence of much-needed liquidity in global markets.

The composition of the Portfolio's equity component has changed to reflect an increased commitment to Asian stocks. Additionally, we have taken profits in several of our European holdings consistent with our goal to minimize risk.

In recent months, international equity markets have assumed a role of market leader, following in the footsteps of long-reigning U.S. large-capitalization growth stocks. And while no guarantees can be given, we are confident that opportunities over the next several years, as measured by growth, structural change and valuation, will bode well for international stock investing.


Bond Market Update

During the 12 months ended October 31, 1999, the strength of the Japanese yen became apparent,


--------------------------------------------------------------------------------
14                                            1999 Annual Report to Shareholders
despite the country's recent weak economic situation. We also saw a widening of investment-grade credit spreads in the U.S. and disappointing performance by Euroland government bonds. We believe that the latter is evidence of investor unease regarding further interest-rate increases, despite little or no evidence of inflationary pressures.

The Portfolio's fixed-income currency position is neutral to its index, holding around 35% in Japanese yen, approximately 50% in the Euro, and roughly 12% in the non-Euro currencies of the U.K., Denmark and Sweden.

Thank you for your investment in the International Balanced Portfolio. We look forward to helping you take advantage of the growing number of investment opportunities available in today's global economy.





/s/ James B. Conheady            /s/ Jeffrey J. Russell


James B. Conheady                Jeffrey J. Russell
Vice President                   Vice President




/s/ Denis P. Mangan

Denis P. Mangan
Vice President

November 9, 1999


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               15

--------------------------------------------------------------------------------
                       International Balanced Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                            --------------------
                            Beginning      End       Income     Capital Gain     Return     Total
Year Ended                   of Year     of Year    Dividends   Distributions  of Capital  Returns(1)
=====================================================================================================
10/31/99                     $14.89      $14.11      $0.13         $1.86        $0.00        9.16%
 .....................................................................................................
10/31/98                      13.32       14.89       0.10          0.03         0.00       12.87
 .....................................................................................................
10/31/97                      13.90       13.32       0.15          0.00         0.20       (1.71)
 .....................................................................................................
10/31/96                      12.64       13.90       0.35          0.00         0.00       12.89
 .....................................................................................................
10/31/95                      12.20       12.64       0.39          0.00         0.00        7.05
 .....................................................................................................
Inception* -- 10/31/94        12.00       12.20       0.00          0.00         0.00        1.67+
=====================================================================================================
   Total                                             $1.12         $1.89        $0.20
=====================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                           ---------------------
                            Beginning     End        Income     Capital Gain     Return     Total
Year Ended                   of Year     of Year    Dividends   Distributions  of Capital  Returns(1)
=====================================================================================================
10/31/99                     $14.93      $14.15      $0.04         $1.86        $0.00        8.42%
 .....................................................................................................
10/31/98                      13.38       14.93       0.02          0.03         0.00       11.96
 .....................................................................................................
10/31/97                      13.90       13.38       0.08          0.00         0.10       (2.45)
 .....................................................................................................
10/31/96                      12.65       13.90       0.26          0.00         0.00       12.05
 .....................................................................................................
Inception* -- 10/31/95        12.08       12.65       0.29          0.00         0.00        7.33+
=====================================================================================================
   Total                                             $0.69         $1.89        $0.10
=====================================================================================================

--------------------------------------------------------------------------------
 Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                           ----------------------
                           Beginning       End       Income     Capital Gain     Return     Total
Year Ended                  of Year      of Year    Dividends   Distributions  of Capital  Returns(1)
=====================================================================================================
10/31/99                     $14.89      $14.06      $0.04         $1.86       $0.00         8.07%
 .....................................................................................................
10/31/98                      13.35       14.89       0.01          0.03        0.00        11.90
 .....................................................................................................
10/31/97                      13.87       13.35       0.08          0.00        0.10        (2.46)
 .....................................................................................................
10/31/96                      12.63       13.87       0.26          0.00        0.00        11.99
 .....................................................................................................
10/31/95                      12.18       12.63       0.29          0.00        0.00         6.29
 .....................................................................................................
Inception* -- 10/31/94        12.00       12.18       0.00          0.00        0.00         1.50
=====================================================================================================
   Total                                             $0.68         $1.89       $0.10
=====================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.


--------------------------------------------------------------------------------
16                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
                       INTERNATIONAL BALANCED PORTFOLIO
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Average Annual Total Return
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
                                          --------------------------------------
                                          Class A     Class B           Class L
================================================================================
Year Ended 10/31/99                       9.16%        8.42%             8.07%
 ................................................................................
Five Years Ended 10/31/99                 7.92          N/A              7.02
 ................................................................................
Inception* through 10/31/99               7.96         7.35              7.07
================================================================================

                                                With Sales Charge(2)
                                         ---------------------------------------
                                         Class A      Class B           Class L
================================================================================
Year Ended 10/31/99                       3.73%         3.68%            6.06%
 ................................................................................
Five Years Ended 10/31/99                 6.82           N/A             6.81
 ................................................................................
Inception* through 10/31/99               6.90          7.20             6.86
================================================================================

--------------------------------------------------------------------------------
 Cumulative Total Return
--------------------------------------------------------------------------------

                                                Without Sales Charge(1)
================================================================================
Class A (Inception* through 10/31/99)                   48.80%
 ................................................................................
Class B (Inception* through 10/31/99)                   42.39
 ................................................................................
Class L (Inception* through 10/31/99)                   42.51
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are August 25, 1994, November 7, 1994 and August 25, 1994, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               17

--------------------------------------------------------------------------------
International Balanced Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and L Shares of the
International Balanced Portfolio vs.
MSCIEAFE Index and J.P. Morgan Global Bond Market Index+

August 1994--October 1999

                                    [GRAPH]

International Balanced Portfolio Class A
International Balanced Portfolio Class L
J.P. Morgan Global Bond Index (unhedged)
MSCI EAFE Index

8/25/94             9,547         10,000      10,000     10000
10/94               9,706          9,950      10,262     10443
10/95              10,390         10,681      12,111     10436
10/96              11,730         11,962      12,850     11563
10/97              11,529         11,667      13,300     12133
10/98              13,013         13,056      15,026     13340
10/31/99           14,185         14,090      14,582     16413


 + Hypothetical illustration of $10,000 invested in Class A and L shares at inception on August 25, 1994, assuming deduction of the maximum initial sales charge of 4.50% at the time of investment for Class A shares and the deduction of the 1.00% CDSC for Class L shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through October 31, 1999. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New
   Zealand and countries in the Far East. The MSCI EAFE Index is weighted based on each company's market capitalization. The J.P. Morgan Global
   Bond Market Index-Unhedged is a daily, market capitalization weighted international fixed income index consisting of 13 countries. The indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A and L shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. An investor may not invest directly in an index.
--------------------------------------------------------------------------------

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Top Ten Holdings*                            As of October 31, 1999
-------------------------------------------------------------------
  1.France O.A.T.                                            16.7%
-------------------------------------------------------------------
  2. Japan Government                                        14.2
-------------------------------------------------------------------
  3. Bundesrepublik Deutschland                               8.0
-------------------------------------------------------------------
  4. NTT Data Corp.                                           6.7
-------------------------------------------------------------------
  5. United Kingdom Treasury                                  5.5
-------------------------------------------------------------------
  6. Serco Group PLC                                          5.1
-------------------------------------------------------------------
  7. Nokia 0y AB, Class K Shares                              4.8
-------------------------------------------------------------------
  8. Bundesobligation                                         4.1
-------------------------------------------------------------------
  9. Buoni Poliennali Del Tes                                 3.0
-------------------------------------------------------------------
 10. Canadian Government                                      2.7
-------------------------------------------------------------------


Investment Allocation*                       As of October 31, 1999
-------------------------------------------------------------------

       [PIE CHART]

30.3%        Asia/Pacific
 5.3%        The Americas
64.4%        Europe




* As a percentage of total investments.


--------------------------------------------------------------------------------
18                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments                                       October 31, 1999
--------------------------------------------------------------------------------

                        GLOBAL GOVERNMENT BOND PORTFOLIO

      FACE
     AMOUNT                         SECURITY                           VALUE
================================================================================
U.S. TREASURY OBLIGATIONS -- 24.0%
                    U.S. Treasury Notes:
$  10,000,000         6.000% due 8/15/04                            $10,027,700
   20,000,000         6.000% due 8/15/09                             19,983,000
--------------------------------------------------------------------------------
                    TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost -- $30,214,063)                            30,010,700
================================================================================

     FACE
    AMOUNT+                         SECURITY                           VALUE
================================================================================
BONDS -- 71.5%
Canada -- 2.6%
     4,700,000      Canada Government, 6.000% 6/01/08++               3,183,499
--------------------------------------------------------------------------------
Denmark -- 0.6%
     5,000,000      Kingdom of Denmark, 7.000% due 11/15/07             773,472
--------------------------------------------------------------------------------
Europe -- 5.4%
     6,900,000      Buoni Poliennali Del Tes, 3.250% due 4/15/04      6,797,157
--------------------------------------------------------------------------------
Germany -- 19.3%
     6,300,000    Bundesrepublik Deutschland, 4.500% due 4/15/04      6,296,821
    17,000,000    Depfa Pfandbrief Bank, 5.500% due 1/15/10          17,777,113
--------------------------------------------------------------------------------
                                                                     24,073,934
--------------------------------------------------------------------------------
Greece -- 4.8%
     6,000,000    Republic of Cyprus, 5.375% due 7/28/08              6,024,091
--------------------------------------------------------------------------------
Japan -- 9.4%
 1,200,000,000    Japan Government, 1.900% due 9/21/09               11,698,735
--------------------------------------------------------------------------------
Sweden -- 2.5%
    26,000,000    AB Spintab, 5.500% due 9/17/03                      3,111,844
--------------------------------------------------------------------------------
United States -- 12.5%
    10,000,000    Kingdom of Denmark, 6.625% due 6/17/03++           10,019,000
     6,000,000    Kingdom of Spain, 5.875% due 7/28/08++              5,590,500
--------------------------------------------------------------------------------
                                                                     15,609,500
--------------------------------------------------------------------------------
United Kingdom -- 14.4%
     5,000,000    Inter-American Development Bank,
                    7.125% due 11/26/04                               8,321,847
     5,000,000    KFW International Finance, 9.438% due 2/27/08       9,648,933
--------------------------------------------------------------------------------
                                                                     17,970,780
--------------------------------------------------------------------------------
                  TOTAL BONDS
                  (Cost -- $92,618,162)                              89,243,012
================================================================================



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                19

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                        GLOBAL GOVERNMENT BOND PORTFOLIO

      FACE
     AMOUNT                         SECURITY                         VALUE
================================================================================
REPURCHASE AGREEMENT -- 4.5%
  $5,600,000   CIBC Wood Gundy Securities Inc., 5.150%
               due 11/1/99;
               Proceeds at maturity -- $5,602,403;
               (Fully collateralized by U.S. Treasury Notes,
               5.375% due 6/30/00; Market value -- $5,712,320)
               (Cost -- $5,600,000)                                $  5,600,000
================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $128,432,225*)                             $124,853,712
================================================================================
+    Represents local currency.
++   All or a portion of this security is on loan (See Note 9).
*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

      SHARES                         SECURITY                          VALUE
--------------------------------------------------------------------------------
STOCKS -- 99.1%
Australia -- 0.3%
       1,306,359      Coca Cola Amatil Ltd.                         $ 4,029,505
--------------------------------------------------------------------------------
Canada -- 1.8%
         260,000      Celestica Inc.+                                14,317,765
         444,000      The Toronto Dominion Bank                      10,187,640
--------------------------------------------------------------------------------
                                                                     24,505,405
--------------------------------------------------------------------------------
Finland -- 5.0%
         583,000      Nokia Oyj                                      67,336,813
--------------------------------------------------------------------------------
France -- 4.5%
         140,000      Axa                                            19,733,439
          80,000      Groupe Danone                                  20,391,432
         200,000      Sidel SA++                                     19,970,989
--------------------------------------------------------------------------------
                                                                     60,095,860
--------------------------------------------------------------------------------
Germany -- 3.6%
          35,000      Aixtron AG                                      3,929,030
         176,100      Mannesmann AG                                  27,154,102
          24,000      Sap AG++                                       10,347,916
          30,000      Sap AG ADR                                      1,096,875
         294,300      Stinnes Ag+                                     5,568,123
--------------------------------------------------------------------------------
                                                                     48,096,046
--------------------------------------------------------------------------------
Hong Kong -- 6.7%
      13,416,904      Hong Kong and China Gas Co., Ltd.              17,786,743
       1,864,116      HSBC Holdings PLC++                            22,373,231
       3,000,000      Hutchison Whampoa Ltd.                         30,117,768
       2,505,727      Sun Hung Kai Properties Ltd.++                 20,237,386
--------------------------------------------------------------------------------
                                                                     90,515,128
--------------------------------------------------------------------------------
India -- 0.1%
          20,000      The India Magnum Fund+                            860,000
--------------------------------------------------------------------------------
Ireland -- 6.4%
       2,192,854      Bank of Ireland                                17,102,499
       1,411,976      Grafton Group PLC                              31,166,827
       4,061,000      Independent News & Media PLC                   21,470,738
       1,579,402      Irish Continental Group PLC                    16,518,162
               1      Irish Life & Permanent PLC                              9
--------------------------------------------------------------------------------
                                                                     86,258,235
--------------------------------------------------------------------------------
Italy -- 2.1%
         775,000      Alleanza Assicurazioni+++                       7,887,016
       3,300,000      Telecom Italia Mobile S.p.A.++                 20,655,785
--------------------------------------------------------------------------------
                                                                     28,542,801
--------------------------------------------------------------------------------
Japan -- 27.4%
         616,000      Canon, Inc.                                    17,412,801
         933,000      Hosiden Corp.++                                35,313,818
             295      Japan Telecom Co., Ltd.                        10,119,777



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                21

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

      SHARES                         SECURITY                          VALUE
--------------------------------------------------------------------------------

Japan -- 27.4% (continued)
         200,000      Matsushita Communication Industrial
                        Co., Ltd.                                  $ 33,576,083
         300,000      Murata Manufacturing Co., Ltd.                 38,520,505
           5,000      NTT Data Communication Corp.                   79,053,278
          31,000      Shohkoh Fund & Co., Ltd.                       18,951,705
          60,000      Softbank Corp.                                 24,894,596
         203,000      Sony Corp.                                     31,628,784
         880,000      Terumo Corp.                                   26,730,549
       1,100,000      Tostem Corp.                                   24,611,920
         150,000      Trend Micro Inc.++                             29,752,779
--------------------------------------------------------------------------------
                                                                    370,566,595
--------------------------------------------------------------------------------
Mexico -- 2.1%
      18,310,000      Cifra SA de CV, Series C+                      28,512,847
--------------------------------------------------------------------------------
Netherlands -- 2.5%
         374,899      IHC Caland NV                                  16,254,897
       1,000,000      ING Groep Warrants, Expire 3/15/01+            16,208,034
          20,000      United Pan-Europe Communication N.V.+           1,536,716
--------------------------------------------------------------------------------
                                                                     33,999,647
--------------------------------------------------------------------------------
Norway -- 3.4%
         400,000      Petroleum Geo-Services ASA+                     5,850,000
         465,000      Tandberg Television ASA+                        5,512,710
         897,000      Tomra Systems ASA++                            34,303,852
--------------------------------------------------------------------------------
                                                                     45,666,562
--------------------------------------------------------------------------------
Poland -- 0.1%
          91,300      Netia Holdings SA ADR+++                        1,460,800
--------------------------------------------------------------------------------
Singapore -- 5.4%
       1,056,100      DelGro Corp. Ltd.                               3,649,823
       2,362,800      Keppel Corp. Ltd. PLC                           6,418,954
       1,350,000      Singapore Press Holdings Ltd.                  23,124,775
       8,000,000      Singapore Technologies Engineering Ltd.        11,587,931
       1,568,000      United Overseas Bank Foreign Ltd.              11,874,505
       1,830,000      Venture Manufacturing (Singapore) Ltd.         16,278,398
--------------------------------------------------------------------------------
                                                                     72,934,386
--------------------------------------------------------------------------------
South Africa -- 1.4%
         207,000      Anglo American Platinum Corp. Ltd.              5,962,409
       2,770,669      Dimension Data Holdings Ltd.++                 13,436,279
--------------------------------------------------------------------------------
                                                                     19,398,688
--------------------------------------------------------------------------------
Spain -- 2.6%
         700,000      Indra Sistemas SA                               7,350,376
         221,000      Superdiplo SA+                                  4,048,886
         1,421,000    Telefonica SA+                                 23,360,222
--------------------------------------------------------------------------------
                                                                     34,759,484
--------------------------------------------------------------------------------
Sweden -- 0.8%
         750,000      Securitas AB++                                 11,106,795
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                         INTERNATIONAL EQUITY PORTFOLIO

      SHARES                         SECURITY                          VALUE
--------------------------------------------------------------------------------
Switzerland -- 3.0%
         775,000      Mettler-Toledo International Inc.+         $   23,104,687
           1,500      Roche Holding AG                               18,015,358
--------------------------------------------------------------------------------
                                                                     41,120,045
--------------------------------------------------------------------------------
United Kingdom -- 19.9%
       2,370,000      Capita Group PLC                               31,461,553
       1,404,500      Colt Telecom Group PLC+                        41,990,729
       3,375,000      Compass Group PLC                              36,274,244
         525,000      Guardian IT PLC                                 5,728,808
       3,500,000      Hays PLC                                       39,972,432
       2,145,000      Invensys                                       10,541,622
       3,899,170      Misys PLC                                      32,598,653
       1,640,000      Serco Group PLC                                46,959,405
       5,467,000      TeleWest Communications PLC                    23,234,436
--------------------------------------------------------------------------------
                                                                    268,761,882
--------------------------------------------------------------------------------
                      TOTAL STOCKS
                      (Cost -- $733,494,244)                      1,338,527,524
================================================================================
FOREIGN STOCKS -- 0.9%
Spain -- 0.4%
         921,000      Amadeus Global Travel Distribution
                        SA--Class A+++                                5,508,303
--------------------------------------------------------------------------------
United Kingdom -- 0.5%
         326,000      Filtronic PLC                                   6,044,763
--------------------------------------------------------------------------------
                      TOTAL FOREIGN STOCKS
                      (Cost -- $11,758,786)                          11,553,066
================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $745,253,030*)                    $1,350,080,590
================================================================================
+    Non-income producing.
++   All or a portion of this security is on loan (See Note 9).
*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                23

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                        INTERNATIONAL BALANCED PORTFOLIO

   SHARES                           SECURITY                          VALUE
--------------------------------------------------------------------------------
STOCKS -- 45.7%
Australia -- 0.0%
         2,146        Coca Cola Amatil Ltd.                          $    6,618
--------------------------------------------------------------------------------
Canada -- 0.2%
           600        Celestica Inc.+                                    33,041
--------------------------------------------------------------------------------
Finland -- 4.8%
         5,400        Nokia OY AB, Class K Shares                       623,702
--------------------------------------------------------------------------------
France -- 2.9%
         1,050        Axa                                               148,000
           330        Groupe DaNone                                      84,114
         1,400        Sidel SA                                          139,796
--------------------------------------------------------------------------------
                                                                        371,910
--------------------------------------------------------------------------------
Germany -- 1.4%
         1,000        Mannesmann AG                                     154,197
            65        SAP AG Preferred                                   28,025
--------------------------------------------------------------------------------
                                                                        182,222
--------------------------------------------------------------------------------
Hong Kong -- 2.7%
         33,000       Hong Kong & China Gas Co. Ltd.                     43,747
          4,937       HSBC Holdings PLC                                  59,254
         14,000       Hutchison Whampoa Ltd.                            140,549
         13,000       Sun Hung Kai Properties Ltd.                      104,993
--------------------------------------------------------------------------------
                                                                        348,543
--------------------------------------------------------------------------------
Ireland -- 0.4%
          6,863       Bank of Ireland                                    53,526
              4       CRH PLC                                                75
--------------------------------------------------------------------------------
                                                                         53,601
--------------------------------------------------------------------------------
Italy -- 1.5%
         10,000       Alleanza Assicurazioni+ ++                        101,767
         15,000       Telecom Italia Mobile S.p.A.+                      93,889
--------------------------------------------------------------------------------
                                                                        195,656
--------------------------------------------------------------------------------
Japan -- 11.4%
          1,000       Canon, Inc.                                        28,267
          4,000       Hosiden Corp.                                     151,399
              1       Japan Telecom Co., Ltd.                            34,304
          1,000       Murata Manufacturing Co., Ltd.                    128,401
             55       NTT Data Corp.                                    869,586
            150       Shohkoh Fund & Co.,Ltd.                            91,701
            200       Softbank Corp.                                     82,981
            600       Sony Corp.                                         93,484
--------------------------------------------------------------------------------
                                                                      1,480,123
--------------------------------------------------------------------------------
Mexico -- 1.4%
        118,800       Cifra SA de CV+                                   184,998
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                        INTERNATIONAL BALANCED PORTFOLIO

   SHARES                           SECURITY                          VALUE
--------------------------------------------------------------------------------

Netherlands -- 1.2%
         1,827        Aalberts Industries NV                         $   33,990
         1,030        IHC Caland NV                                      44,659
         1,227        ING Groep NV                                       72,327
--------------------------------------------------------------------------------
                                                                        150,976
--------------------------------------------------------------------------------
Norway -- 0.6%
         2,200        Tomra Systems ASA                                  84,134
--------------------------------------------------------------------------------
Singapore -- 2.0%
         4,000        DelGro Corp. Ltd.                                  13,823
         7,500        Keppel Corp. Ltd.                                  20,375
         5,000        Singapore Press Holdings Ltd.                      85,647
        62,500        Singapore Technologies Engineering Ltd.            90,530
         6,000        United Overseas Bank Foreign Ltd.                  45,438
--------------------------------------------------------------------------------
                                                                        255,813
--------------------------------------------------------------------------------
Spain -- 0.1%
         500          Superdiplo SA+                                      9,160
--------------------------------------------------------------------------------
Switzerland -- 0.5%
         2,000        Mettler-Toledo International Inc.+                 59,625
--------------------------------------------------------------------------------
U.S.A. -- 1.0%
         2,741        Telefonica SA ADR                                 136,878
--------------------------------------------------------------------------------
United Kingdom -- 13.6%
         6,800        Capita Group PLC                                   90,269
         8,500        Colt Telecom Group PLC+                           254,126
         8,700        Compass Group PLC                                  93,506
        22,100        Hays PLC                                          252,397
         6,500        Invensys PLC                                       31,944
         9,050        Misys PLC                                          75,661
        23,200        Serco Group PLC                                   664,303
        72,000        Telewest Communications PLC+                      305,995
--------------------------------------------------------------------------------
                                                                      1,768,201
--------------------------------------------------------------------------------
Venezuela -- 0.0%
         7,140        Republic of Venezuela Warrants, Expire 4/15/20          0
--------------------------------------------------------------------------------
                      TOTAL STOCKS
                      (Cost -- $3,695,285)                            5,945,201
--------------------------------------------------------------------------------


    FACE
   AMOUNT+                          SECURITY                          VALUE
--------------------------------------------------------------------------------
FOREIGN BONDS -- 54.3%
Canada -- 2.7%
         500,000      Canadian Government, 7.000% due 12/1/06++         358,012
--------------------------------------------------------------------------------
Europe -- 19.8%
         400,000      Buoni Poliennali Del Tes, 3.250% due 4/15/04      394,038
       2,067,143      France O.A.T., 5.250% due 4/25/08               2,180,388
--------------------------------------------------------------------------------
                                                                      2,574,426
--------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                25

--------------------------------------------------------------------------------
Schedules of Investments (continued)                           October 31, 1999
--------------------------------------------------------------------------------

                        INTERNATIONAL BALANCED PORTFOLIO

    FACE
   AMOUNT#                          SECURITY                          VALUE
================================================================================
Germany -- 12.1%
         500,000      Bundesobligation, 5.000% due 5/21/01           $  535,012
         511,292      Bundesrepublik Deutschland, 5.250% due 1/4/08     539,033
         500,000      Bundesrepublik Deutschland, 4.500% due 7/4/99     499,747
--------------------------------------------------------------------------------
                                                                      1,573,792
--------------------------------------------------------------------------------
Japan -- 14.2%
     190,000,000      Japan Government, 1.900% due 9/21/09            1,852,327
--------------------------------------------------------------------------------
United Kingdom -- 5.5%
         400,000      United Kingdom Treasury, 7.250% due 12/7/07       717,403
--------------------------------------------------------------------------------
                      TOTAL FOREIGN BONDS
                      (Cost -- $7,342,540)                            7,075,960
================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $11,037,825*)                        $13,021,161
================================================================================
+    Non-income producing security.
++   All or a portion of this security is on loan (See Note 9).
#    Represents local currency.
*    Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities                            October 31, 1999
--------------------------------------------------------------------------------

                                                                          Global              International         International
                                                                        Government               Equity               Balanced
                                                                      Bond Portfolio            Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments -- Cost                                                 $128,432,225          $  745,253,030          $11,037,825
     Foreign currency -- Cost                                               6,190,234                  91,864               13,492
------------------------------------------------------------------------------------------------------------------------------------
     Investments, at value                                               $124,853,712          $1,350,080,590          $13,021,161
     Foreign currency, at value                                                    --                  53,534               13,702
     Cash                                                                       8,124             110,313,444              417,656
     Collateral for securities on loan (Note 9)                             6,384,250              90,504,261              506,750
     Receivable for securities sold                                                --              16,398,092               50,129
     Dividends and interest receivable                                      2,570,848               1,811,919              188,410
     Receivable for Fund shares sold                                           12,856               1,741,116                1,449
     Receivable for open forward foreign
        currency contracts (Note 4)                                           813,487                 106,545               37,341
     Receivable from manager                                                       --                      --               16,109
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                         134,643,277           1,571,009,501           14,252,707
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES:
     Payable for securities on loan (Note 9)                                6,384,250              90,504,261              506,750
     Dividends payable                                                        288,007                      --                   --
     Payable for Fund shares purchased                                        244,080               9,631,747                   --
     Management fees payable                                                   76,105                 878,175                8,752
     Payable for open forward foreign
        currency contracts (Note 4)                                            48,816                 115,920                6,408
     Payable for securities purchased                                              --               1,033,937                4,207
     Payable to bank, foreign currency                                         15,059                      --                   --
     Distribution fees payable                                                  9,773                 217,303                1,675
     Accrued expenses                                                         120,534                 801,493               90,970
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                      7,186,624             103,182,836              618,762
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                         $127,456,653          $1,467,826,665          $13,633,945
====================================================================================================================================

NET ASSETS:
     Par value of capital shares                                         $     11,460          $       55,225          $       966
     Capital paid in excess of par value                                  129,158,254             764,015,311           11,697,270
     Undistributed net investment income                                    3,140,784               4,178,735              304,591
     Accumulated net realized gain (loss)
        from security transactions and foreign currencies                  (2,328,771)             94,970,580             (353,980)
     Net unrealized appreciation (depreciation)
        of investments and foreign currencies                              (2,525,074)            604,606,814            1,985,098
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                         $127,456,653          $1,467,826,665          $13,633,945
====================================================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                27

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (continued)                October 31, 1999
--------------------------------------------------------------------------------

                                                                             Global              International         International
                                                                           Government               Equity               Balanced
                                                                         Bond Portfolio            Portfolio             Portfolio
====================================================================================================================================
Shares Outstanding:
     Class A                                                                 6,130,041              22,358,327              572,011
------------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                   850,054               7,655,779              213,091
------------------------------------------------------------------------------------------------------------------------------------
     Class L                                                                   155,213               6,920,690              181,324
------------------------------------------------------------------------------------------------------------------------------------
     Class Y                                                                 4,324,908              13,180,221                   --
------------------------------------------------------------------------------------------------------------------------------------
     Class Z                                                                        --               5,109,941                   --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class A (and redemption price)                                             $11.18                  $26.75               $14.11
------------------------------------------------------------------------------------------------------------------------------------
     Class B*                                                                   $11.16                  $26.13               $14.15
------------------------------------------------------------------------------------------------------------------------------------
     Class L**                                                                  $11.15                  $25.76               $14.06
------------------------------------------------------------------------------------------------------------------------------------
     Class Y (and redemption price)                                             $11.03                  $26.88                   --
------------------------------------------------------------------------------------------------------------------------------------
     Class Z (and redemption price)                                                 --                  $26.85                   --
------------------------------------------------------------------------------------------------------------------------------------
 Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.71% of net asset value per share)          $11.71                      --                   --
------------------------------------------------------------------------------------------------------------------------------------
     Class A (net asset value plus 5.26% of net asset value per share)              --                  $28.16               $14.85
------------------------------------------------------------------------------------------------------------------------------------
     Class L (net asset value plus 1.01% of net asset value per share)          $11.26                  $26.02               $14.20
====================================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC for Global Government Bond Portfolio or by a 5.00% CDSC for the International Equity and International Balanced Portfolios if shares are redeemed within one year from purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.






                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
28                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Operations                     For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                             Global              International         International
                                                                           Government               Equity               Balanced
                                                                         Bond Portfolio            Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Interest                                                             $ 7,715,656             $ 1,865,354            $ 493,674
     Dividends                                                                     --              12,477,328               80,068
     Less: Foreign withholding tax                                                 --              (1,005,608)             (11,180)
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                7,715,656              13,337,074              562,562
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Management fees (Note 2)                                               1,024,623              10,291,301              126,157
     Distribution fees (Note 2)                                               301,205               4,503,478               83,088
     Shareholder and system servicing fees                                    159,900                 955,078               26,915
     Registration fees                                                         65,000                  74,325               65,000
     Audit and legal                                                           40,925                  66,939               35,000
     Custody                                                                   28,000                 620,000               25,000
     Shareholder communications                                                14,000                 105,461                9,854
     Directors' fees                                                            5,598                  29,244                2,573
     Pricing service fees                                                          --                   5,107                5,000
     Other                                                                      7,539                  25,697                4,124
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                         1,646,790              16,676,640              382,711
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                6,068,866              (3,339,566)             179,851
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCIES (NOTES 3 AND 4):
     Realized Gain (Loss) From:
        Security transactions                                              (2,577,032)            127,937,328              (39,774)
        Foreign currency transactions                                       4,366,343                (818,675)            (104,187)
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss)                                               1,789,311             127,118,653             (143,961)
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)
     of Investments and Foreign Currencies:
        Beginning of year                                                   7,359,067             337,608,556              883,228
        End of year                                                        (2,525,074)            604,606,814            1,985,098
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Unrealized Appreciation (Depreciation)                (9,884,141)            266,998,258            1,101,870
------------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments and Foreign Currencies                      (8,094,830)            394,116,911              957,909
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets From Operations                         $(2,025,964)           $390,777,345           $1,137,760
====================================================================================================================================




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                29

--------------------------------------------------------------------------------
Statements of Changes in Net Assets          For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

                                                                             Global              International         International
                                                                           Government               Equity               Balanced
                                                                         Bond Portfolio            Portfolio             Portfolio
====================================================================================================================================
OPERATIONS:
     Net investment income (loss)                                              $ 6,068,866         $  (3,339,566)         $ 179,851
     Net realized gain (loss)                                                    1,789,311           127,118,653           (143,961)
     Increase in net unrealized appreciation (depreciation)                     (9,884,141)          266,998,258          1,101,870
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                          (2,025,964)          390,777,345          1,137,760
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                      (6,073,273)                   --           (110,820)
     Net realized gains                                                                 --                    --         (2,750,084)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                           (6,073,273)                   --         (2,860,904)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                           18,556,991         7,522,591,959          7,269,474
     Net asset value of shares issued
        for reinvestment of dividends                                            2,636,510                    --          2,475,580
     Cost of shares reacquired                                                 (28,490,266)       (7,683,231,190)       (10,971,288)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Fund Share Transactions                                                 (7,296,765)         (160,639,231)        (1,226,234)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                              (15,396,002)          230,138,114         (2,949,378)

NET ASSETS:
     Beginning of year                                                         142,852,655         1,237,688,551         16,583,323
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                             $127,456,653       $ 1,467,826,665       $ 13,633,945
====================================================================================================================================
*  Includes undistributed net investment income of:                             $3,140,784            $4,178,735           $304,591
====================================================================================================================================





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
30                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets          For the Year Ended October 31, 1998
(continued)
--------------------------------------------------------------------------------

                                                                             Global              International         International
                                                                           Government               Equity               Balanced
                                                                         Bond Portfolio            Portfolio             Portfolio
====================================================================================================================================
OPERATIONS:
     Net investment income (loss)                                              $ 6,488,551          $ (1,455,652)         $ 673,640
     Net realized gain (loss)                                                   (3,133,405)           63,603,029          7,009,119
     Increase (decrease) in net unrealized appreciation                          7,652,796           (24,011,935)        (2,668,125)
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                     11,007,942            38,135,442          5,014,634
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                      (2,571,347)           (1,282,091)          (274,304)
     Net realized gains                                                         (7,063,325)                   --           (147,477)
     Capital                                                                    (5,311,989)                   --                 --
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
        Distributions to Shareholders                                          (14,946,661)           (1,282,091)          (421,781)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
     Net proceeds from sale of shares                                           21,964,285         3,488,292,293         12,535,645
     Net asset value of shares issued
        for reinvestment of dividends                                            7,826,233               743,911            104,623
     Cost of shares reacquired                                                 (28,999,827)       (3,618,555,356)       (62,556,734)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets
      From Fund Share Transactions                                                 790,691          (129,519,152)       (49,916,466)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Assets                                                          (3,148,028)          (92,665,801)       (45,323,613)

NET ASSETS:
     Beginning of year                                                         146,000,683         1,330,354,352         61,906,936
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                             $142,852,655        $1,237,688,551        $16,583,323
====================================================================================================================================
* Includes overdistributed net investment income of:                             $(596,540)         $(11,347,580)                --
====================================================================================================================================










                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                31

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Global Government Bond, International Equity and International Balanced Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney World Funds, Inc. ("Fund"). The Fund, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company and consists of these Portfolios and three other separate investment portfolios: Emerging Markets, European and Pacific Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on the primary exchange on which they are traded; securities listed or traded on certain foreign exchanges or other markets whose operations are similar to the U.S. over-the-counter market (including securities listed on exchanges where the primary market is believed to be over-the-counter) and securities for which no sales price was reported on that date are valued at the mean between the bid and ask prices. Securities which are listed or traded on more than one exchange or market are valued at the quotations on the exchange or market determined to be the primary market for such securities; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence; (g) direct expenses are charged to each Portfolio and each class; management fees and general Fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records of each Portfolio are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the capital accounts of the Portfolios to reflect permanent book/tax differences and income and gains available for distributions under tax regulations. Accordingly, for the International Balanced Portfolio, a portion of accumulated net realized gain amounting to $3,642,411 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes;
(k) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve each Portfolio from substantially all Federal income and excise taxes; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
32                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial  Statements (continued)
--------------------------------------------------------------------------------

In addition, the Portfolios may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager of the Fund. The Global Government Bond Portfolio pays SSBC a management fee calculated at an annual rate of 0.75% of the average daily net assets of the portfolio. The International Equity and International Balanced Portfolios pay SSBC a management fee calculated at an annual rate of 0.85% of the average daily net assets of each respective portfolio. These fees are calculated daily and paid monthly.

Smith Barney Private Trust Company, another subsidiary of Citigroup, acts as the Fund's shareholder servicing agent.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

SSB acts as the primary broker for its portfolio agency transactions. For the year ended October 31, 1999, SSB received total brokerage commissions of $152,267 from the International Equity and International Balanced Portfolios.

For the Global Government Portfolio, there is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. For the International Equity and International Balanced Portfolios, there is a CDSC of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. Thereafter this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares for each Portfolio have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares that equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 1999, CDSCs paid to SSB were approximately:

                                                           CDSCs
                                             ----------------------------------
Portfolio                                    Class A       Class B      Class L
================================================================================
Global Government Bond                            --      $   8,000          --
--------------------------------------------------------------------------------
International Equity                         $10,000        384,000     $19,000
--------------------------------------------------------------------------------
International Balanced                         5,000         11,000          --
================================================================================


For the year ended October 31, 1999, sales charges received by SSB and CFBDS were approximately:

                                                                Sales Charges
                                                            -------------------
Portfolio                                                   Class A     Class L
================================================================================
Global Government Bond                                      $ 7,000           --
--------------------------------------------------------------------------------
International Equity                                        646,000     $ 67,000
--------------------------------------------------------------------------------
International Balanced                                       14,000           --
================================================================================



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                33

--------------------------------------------------------------------------------
Notes to Financial  Statements (continued)
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class's shares. The Global Government Bond Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.45% of the average daily net assets of each class, respectively. The International Equity and International Balanced Portfolios pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each respective Portfolio and class. For the year ended October 31, 1999, total Distribution Plan fees incurred by the Portfolios were:

Portfolio                       Class A              Class B           Class L
================================================================================
Global Government Bond          $ 195,608             $ 91,284         $ 14,313
--------------------------------------------------------------------------------
International Equity            1,072,787            1,856,625        1,574,066
--------------------------------------------------------------------------------
International Balanced             21,777               34,584           26,727
================================================================================

All officers and one Director of the Fund are employees of SSB.


3. Investments

During the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Portfolio                                        Purchases            Sales
================================================================================
Global Government Bond                           $203,353,058      $212,191,943
--------------------------------------------------------------------------------
International Equity                              369,848,603       537,600,381
--------------------------------------------------------------------------------
International Balanced                             14,849,199        16,936,707
================================================================================

At October 31, 1999, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
                                                                  Appreciation
Portfolio                      Appreciation     Depreciation     (Depreciation)
================================================================================
Global Government Bond            $ 1,014,090     $ (4,592,603)    $ (3,578,513)
--------------------------------------------------------------------------------
International Equity              621,624,970      (16,797,410)     604,827,560
--------------------------------------------------------------------------------
International Balanced              2,477,047         (493,711)       1,983,336
================================================================================


--------------------------------------------------------------------------------
34                                            1999 Annual Report To Shareholders

--------------------------------------------------------------------------------
Notes to Financial  Statements (continued)
--------------------------------------------------------------------------------

4. Forward Foreign Currency Contracts

At October 31, 1999, the Portfolios had open forward foreign currency contracts as described below. The Portfolios bear the market risk that arises from changes in foreign currency exchange rates. The unrealized gain or (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                       Local               Market                         Settlement     Unrealized
Foreign Currency                                     Currency               Value                            Date        Gain (Loss)
====================================================================================================================================
Global Government Bond Portfolio
To Sell:
Canadian Dollar                                       4,760,000           $ 3,238,215                      11/29/99         $  (472)
Danish Krone                                          5,740,000               813,265                      11/29/99          12,160
Euro                                                 35,340,000            37,227,277                      11/29/99         547,650
British Pound                                        11,510,000            18,887,820                      11/29/99         212,795
Japanese Yen                                      1,240,000,000            11,937,126                      11/29/99         (48,344)
Swedish Krona                                        25,870,000             3,146,354                      11/29/99          40,882
------------------------------------------------------------------------------------------------------------------------------------
Total Net Unrealized Gain on
   Forward Foreign Currency Contracts                                                                                     $ 764,671
====================================================================================================================================
International Equity Portfolio
To Sell:
Australian Dollar                                     2,821,659           $ 1,798,309                      11/1/99        $  18,387
Australian Dollar                                       520,957               332,026                      11/3/99            4,199
Australian Dollar                                     1,626,808             1,045,708                      11/4/99          (11,058)
Euro                                                  3,204,936             3,369,429                      11/1/99           22,836
British Pound                                         2,723,854             4,469,600                      11/1/99           61,123
Singapore Dollar                                        736,155               442,607                      11/2/99             (816)
Singapore Dollar                                      6,606,990             4,078,893                      11/5/99         (104,046)
------------------------------------------------------------------------------------------------------------------------------------
Total Net Unrealized Loss on Forward
   Foreign Currency Contracts                                                                                             $  (9,375)
====================================================================================================================================
International Balanced Portfolio
To Sell:
Australian Dollar                                         5,248              $  3,345                      11/1/99             $ 35
Australian Dollar                                         1,164                   742                      11/3/99                9
Australian Dollar                                         2,894                 1,860                      11/4/99              (17)
Euro                                                      9,820                10,323                      11/1/99               75
Euro                                                    660,000               694,650                      11/17/99          17,867
British Pound                                            22,416                36,783                      11/1/99              523
Singapore Dollar                                         23,392                14,441                      11/5/99             (372)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             18,120
------------------------------------------------------------------------------------------------------------------------------------
To Buy:
Australian Dollar                                       140,000                89,243                      11/17/99          (2,775)
Euro                                                    470,000               494,675                      11/17/99             118
Japanese Yen                                         97,000,000               932,085                      11/17/99          18,714
Swedish Krona                                         1,600,000               194,446                      11/17/99          (3,244)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             12,813
------------------------------------------------------------------------------------------------------------------------------------
Total Net Unrealized Gain on
   Forward Foreign Currency Contracts                                                                                     $  30,933
====================================================================================================================================


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                35

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

5. Option Contracts

Premiums paid when put or call options are purchased by the Portfolios represent investments, which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the premium paid. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the amount of the premium originally paid. When the Portfolio exercises a call option, the cost of the security that the Portfolio purchases upon exercise will be increased by the premium originally paid.

At October 31, 1999, the Portfolios had no open purchased call or put options.

When a Portfolio writes a call or put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended October 31, 1999, the Portfolios did not write any options.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At October 31, 1999, the Portfolios had no open futures contracts.


--------------------------------------------------------------------------------
36                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

7. Concentration of Risk

The Portfolios' investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of each of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

8. Capital Loss Carryforwards

At October 31, 1999, the International Balanced and Global Government Bond Portfolios had, for Federal income tax purposes, approximately $338,000 and $2,148,000, respectively, of capital loss carryforwards available to offset future realized gains before expiration in 2007. To the extent that these carryforward losses are used to offset gains, it is probable that the gains so offset will not be distributed.

9. Lending of Portfolio Securities

The Portfolio has an agreement with their custodian whereby the custodian may lend securities owned by the Portfolio to brokers, dealers, and other financial organizations. Fees earned by the Portfolios on securities lending are recorded as interest income. Loans of securities by the Portfolio are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The Custodian establishes and maintains the collateral in segregated accounts.

The Portfolios maintain exposure for the risk of any loss in the investment of amounts received as collateral.

At October 31, 1999, the Portfolios listed below had loaned common stocks and bonds which were collateralized by cash. The market value for the securities on loan for each portfolio was as follows:

Portfolio                                                               Value
================================================================================
Global Government Bond Portfolio                                    $ 5,669,440
--------------------------------------------------------------------------------
International Equity Portfolio                                       86,573,504
--------------------------------------------------------------------------------
International Balanced Portfolio                                        460,080
================================================================================

At October 31, 1999, the cash collateral received for these securities on loan was invested as follows:



--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                37

--------------------------------------------------------------------------------
Notes to Financial  Statements (continued)
--------------------------------------------------------------------------------

Global Government Bond Portfolio
Security Description                                                  Value
--------------------------------------------------------------------------------
Time Deposits:
   Banco Bilbao, Milan, 5.410% due 11/1/99                       $    25,554
   Bank of Austria, 5.438% due 11/1/99                               304,619
   Banque Bruxelles Lambert London, 5.406% due 11/1/99               304,619
   Barclays Bank PLC, 5.410% due 11/1/99                             304,619
   BNP, 5.410% due 11/1/99                                           304,619
   Caisse de Depots et Consign, Paris, 5.375% due 11/1/99            304,619
   Commerzbank AG, Frankfurt, 5.390% due 11/1/99                     304,619
   Credit Commerciale de France, 5.375% due 11/1/99                  304,619
   Credit Suisse, London, 5.410% due 11/1/99                         304,620
   Den Danske-Copenhagen, 5.375% due 11/1/99                         304,619
   KBC, Brussels, 5.375% due 11/1/99                                 304,620
   Nordeutsche Landesbank G.C., 5.410% due 11/1/99                   304,619
   Norwest Bank, Grand Cayman, 5.344% due 11/1/99                    304,620
   Paribas London, 5.406% due 11/1/99                                304,619
   Societe Generale, 5.390% due 11/1/99                              304,620
   Svenska Stockholm, 5.375% due 11/1/99                             304,619
   Toronto Dominion, London, 5.406% due 11/1/99                      304,620

Commercial Paper:
   Associates First Capital, 5.352% due 11/1/99                      304,483
   General Electric Credit, 5.332% due 11/1/99                         7,375
   General Motors Acceptance Corp., 5.352% due 11/1/99               304,483
   New Center Asset Trust, 5.352% due 11/1/99                        222,707
   UBS Finance, Inc., 5.382% due 11/1/99                             304,483

Repurchase Agreement:
   Bear Stearns, 5.405% due 11/1/99                              $   341,256
--------------------------------------------------------------------------------
Total                                                              6,384,250
================================================================================

International Equity Portfolio
Security Description                                                  Value
================================================================================
Time Deposits:
   Banco Bilbao, Milan, 5.410% due 11/1/99                       $   362,260
   Bank of Austria, 5.438% due 11/1/99                             4,318,336
   Banque Bruxelles Lambert London, 5.406% due 11/1/99             4,318,336
   Barclays Bank PLC, 5.410% due 11/1/99                           4,318,336
   BNP, 5.410% due 11/1/99                                         4,318,336
   Caisse de Depots et Consign, Paris, 5.375% due 11/1/99          4,318,336
   Commerzbank AG, Frankfurt, 5.390% due 11/1/99                   4,318,336
   Credit Commerciale de France, 5.375% due 11/1/99                4,318,336
   Credit Suisse, London, 5.410% due 11/1/99                       4,318,336
   Den Danske-Copenhagen, 5.375% due 11/1/99                       4,318,336
   KBC, Brussels, 5.375% due 11/1/99                               4,318,337
   Nordeutsche Landesbank G.C., 5.410% due 11/1/99                 4,318,336
   Norwest Bank, Grand Cayman, 5.344% due 11/1/99                  4,318,337
   Paribas London, 5.406% due 11/1/99                              4,318,336
   Societe Generale, 5.390% due 11/1/99                            4,318,337
   Svenska Stockholm, 5.375% due 11/1/99                           4,318,336
   Toronto Dominion, London, 5.406% due 11/1/99                    4,318,337

Commercial Paper:
   Associates First Capital, 5.352% due 11/1/99                    4,316,411
   General Electric Credit, 5.332% due 11/1/99                       104,552
   General Motors Acceptance Corp., 5.352% due 11/1/99             4,316,411
   New Center Asset Trust, 5.352% due 11/1/99                      3,157,134
   UBS Finance, Inc., 5.382% due 11/1/99                           4,316,400

Repurchase Agreement:
   Bear Stearns, 5.405% due 11/1/99                                4,837,713
--------------------------------------------------------------------------------
Total                                                            $90,504,261
================================================================================

--------------------------------------------------------------------------------
38                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

International Balanced Portfolio
Security Description                                                   Value
================================================================================

Time Deposits:
   Banco Bilbao, Milan, 5.410% due 11/1/99                           $ 2,028
   Bank of Austria, 5.438% due 11/1/99                                24,179
   Banque Bruxelles Lambert London, 5.406% due 11/1/99                24,179
   Barclays Bank PLC, 5.410% due 11/1/99                              24,179
   BNP, 5.410% due 11/1/99                                            24,179
   Caisse de Depots et Consign, Paris, 5.375% due 11/1/99             24,179
   Commerzbank AG, Frankfurt, 5.390% due 11/1/99                      24,179
   Credit Commerciale de France, 5.375% due 11/1/99                   24,179
   Credit Suisse, London, 5.410% due 11/1/99                          24,179
   Den Danske-Copenhagen, 5.375% due 11/1/99                          24,179
   KBC, Brussels, 5.375% due 11/1/99                                  24,179
   Nordeutsche Landesbank G.C., 5.410% due 11/1/99                    24,179
   Norwest Bank, Grand Cayman, 5.344% due 11/1/99                     24,179
   Paribas London, 5.406% due 11/1/99                                 24,179
   Societe Generale, 5.390% due 11/1/99                               24,180
   Svenska Stockholm, 5.375% due 11/1/99                              24,179
   Toronto Dominion, London, 5.406% due 11/1/99                       24,180

Commercial Paper:
   Associates First Capital, 5.352% due 11/1/99                       24,168
   General Electric Credit, 5.332% due 11/1/99                           586
   General Motor Acceptance Corp., 5.352% due 11/1/99                 24,168
   New Center Asset Trust, 5.352% due 11/1/99                         17,678
   UBS Finance, Inc., 5.382% due 11/1/99                              24,168

Repurchase Agreement:
   Bear Stearns, 5.405% due 11/1/99                                   27,088
--------------------------------------------------------------------------------
Total                                                               $506,750
================================================================================

Income earned by the Portfolios from securities loaned for the year ended October 31, 1999 was as follows:

================================================================================
Global Government Bond Portfolio                                    $ 58,881
--------------------------------------------------------------------------------
International Equity Portfolio                                       629,960
--------------------------------------------------------------------------------
International Balanced Portfolio                                      2,258
================================================================================

10. Capital Shares

At October 31, 1999, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At October 31, 1999, total paid-in capital amounted to the following for each
Portfolio:

Portfolio                               Class A             Class B            Class L              Class Y               Class Z
====================================================================================================================================
Global Government Bond                  $ 68,244,242         $ 8,525,859        $ 2,103,536       $ 50,296,077                  --
------------------------------------------------------------------------------------------------------------------------------------
International Equity                     233,213,316         112,072,205        102,357,218        234,573,556         $81,854,241
------------------------------------------------------------------------------------------------------------------------------------
International Balanced                     4,996,965           3,621,257          3,080,014                 --                  --
====================================================================================================================================


-------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                               39

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                                                            Year Ended                                      Year Ended
                                                         October 31, 1999                                October 31, 1998
                                                  ----------------------------------           ----------------------------------
                                                  Shares                  Amount                 Shares                  Amount
------------------------------------------------------------------------------------------------------------------------------------
Global Government Bond Portfolio
Class A
Shares sold                                        379,601              $  4,408,169               854,433            $ 10,070,134
Shares issued on reinvestment                      185,035                 2,147,392               525,036               6,212,574
Shares reacquired                               (1,913,231)              (22,315,455)           (1,669,632)            (19,842,022)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                    (1,348,595)             $(15,759,894)             (290,163)           $ (3,559,314)
====================================================================================================================================
Class B
Shares sold                                         56,587                 $ 669,157                59,689               $ 711,346
Shares issued on reinvestment                       31,703                   367,804               114,717               1,356,444
Shares reacquired                                 (465,281)               (5,410,347)             (558,703)             (6,632,006)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                      (376,991)             $ (4,373,386)             (384,297)           $ (4,564,216)
====================================================================================================================================
Class L+
Shares sold                                         13,517              $    157,346                 9,865            $    116,532
Shares issued on reinvestment                        5,766                    66,804                21,786                 257,215
Shares reacquired                                  (65,706)                 (764,464)              (97,100)             (1,146,636)
------------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                       (46,423)             $   (540,314)              (65,449)           $   (772,889)
====================================================================================================================================
Class Y
Shares sold                                      1,151,897              $ 13,322,319               946,492            $ 11,066,273
Shares issued on reinvestment                        4,892                    54,510                    --                      --
Shares reacquired                                       --                        --              (113,418)             (1,379,163)
------------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,156,789              $ 13,376,829               833,074            $  9,687,110
====================================================================================================================================

+  On June 12, 1998, Class C shares were renamed Class L shares.



--------------------------------------------------------------------------------
40                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

                                                          Year Ended                                     Year Ended
                                                       October 31, 1999                               October 31, 1998
                                                ------------------------------                 ------------------------------
                                                Shares                  Amount                 Shares                  Amount
===================================================================================================================================

International Equity Portfolio
Class A
Shares sold                                    277,740,518           $ 6,465,343,447           145,287,524         $ 3,124,384,638
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                             (277,604,093)           (6,489,021,477)         (145,894,274)         (3,167,710,830)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                            136,425           $   (23,678,030)             (606,750)        $   (43,326,192)
===================================================================================================================================

Class B
Shares sold                                     13,558,032           $   306,708,150             8,282,267         $   175,524,703
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                              (14,915,091)             (339,020,342)          (10,699,379)           (225,481,466)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                    (1,357,059)          $   (32,312,192)           (2,417,112)        $   (49,956,763)
===================================================================================================================================

Class L+
Shares sold                                     30,608,093           $   691,468,417             3,611,918         $    76,814,423
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                              (31,396,364)             (712,272,205)           (5,982,110)           (124,971,412)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                      (788,271)          $   (20,803,788)           (2,370,192)        $   (48,156,989)
===================================================================================================================================

Class Y
Shares sold                                      1,660,086           $    38,367,414             4,632,642         $    99,224,433
Shares issued on reinvestment                           --                        --                19,405                 381,500
Shares reacquired                               (4,840,726)             (107,071,746)           (3,102,340)            (72,862,759)
------------------------------------------------------------------------------------------------------------------------------------

Net Increase (Decrease)                         (3,180,640)          $   (68,704,332)            1,549,707         $    26,743,174
===================================================================================================================================

Class Z
Shares sold                                        905,454           $    20,704,531               579,525         $    12,344,096
Shares issued on reinvestment                           --                        --                18,443                 362,411
Shares reacquired                               (1,538,727)              (35,845,420)           (1,323,023)            (27,528,889)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                      (633,273)          $   (15,140,889)             (725,055)        $   (14,822,382)
===================================================================================================================================

International Balanced Portfolio
Class A
Shares sold                                        443,933           $     6,612,336                90,635         $     1,264,311
Shares issued on reinvestment                      126,168                 1,662,623                 6,185                  83,320
Shares reacquired                                 (645,585)               (8,565,360)             (280,571)             (6,136,725)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                       (75,484)          $      (290,401)             (183,751)        $    (4,789,094)
===================================================================================================================================

Class B
Shares sold                                         27,073           $       364,002                30,146         $       415,822
Shares issued on reinvestment                       33,138                   438,378                   876                  11,818
Shares reacquired                                 (115,296)               (1,549,721)             (122,702)             (1,654,968)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                       (55,085)          $      (747,341)              (91,680)        $    (1,227,328)
===================================================================================================================================

Class L+
Shares sold                                         20,226           $       293,136                 5,081         $        68,946
Shares issued on reinvestment                       28,423                   374,579                   704                   9,485
Shares reacquired                                  (64,808)                 (856,207)              (81,145)             (1,099,592)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                       (16,159)          $      (188,492)              (75,360)        $    (1,021,161)
===================================================================================================================================

Class Y++
Shares sold                                             --                        --               830,192         $    10,786,566
Shares issued on reinvestment                           --                        --                    --                      --
Shares reacquired                                       --                        --            (4,004,817)            (53,665,449)
------------------------------------------------------------------------------------------------------------------------------------

Net Decrease                                            --                        --            (3,174,625)        $   (42,878,883)
===================================================================================================================================


+    On June 12, 1998, Class C shares were renamed Class L shares.

++ On July 30, 1998, all Class Y shares were redeemed from the International Balanced Portfolio.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                41

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:


                                                                                Class A Shares
                                                    -------------------------------------------------------------------------------
Global Government Bond Portfolio                    1999(1)            1998(1)           1997(1)           1996(1)            1995
===================================================================================================================================
Net Asset Value, Beginning of Year                  $11.88             $12.22            $12.55            $12.30            $11.68
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                              0.51               0.54              0.59              0.70              0.92*

   Net realized and unrealized gain (loss)           (0.69)              0.39              0.38              0.42              0.48
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  (0.18)              0.93              0.97              1.12              1.40
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(2)                          (0.52)             (0.22)            (1.22)            (0.87)            (0.78)
   Net realized gains                                   --              (0.60)            (0.08)               --                --
   Capital                                              --              (0.45)               --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  (0.52)             (1.27)            (1.30)            (0.87)            (0.78)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                        $11.18             $11.88            $12.22            $12.55            $12.30
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                         (1.62)%             8.08%             8.21%             9.41%            12.40%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $68,532            $88,836           $94,957          $106,536          $123,917
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                        1.26%              1.22%             1.26%             1.26%             1.38%
   Net investment income                              4.39               4.58              4.82              5.69              7.44
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                164%               287%              367%              133%              195%
===================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(3) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.24% and 1.32%, respectively.

*    Includes realized gains and losses from foreign currency transactions.



--------------------------------------------------------------------------------
42                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

     For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                                    Class B Shares
                                                   --------------------------------------------------------------------------------
Global Government Bond Portfolio                   1999(1)            1998(1)           1997(1)           1996(1)           1995(2)
===================================================================================================================================
Net Asset Value, Beginning of Year                 $11.87            $12.22             $12.50            $12.26           $11.57
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                             0.45              0.47               0.52              0.63             0.78*
   Net realized and unrealized gain (loss)          (0.69)             0.39               0.38              0.42             0.57
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.24)             0.86               0.90              1.05             1.35
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                         (0.47)            (0.19)             (1.10)            (0.81)           (0.66)
   Net realized gains                                  --             (0.60)             (0.08)               --               --
   Capital                                             --             (0.42)                --                --               --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.47)            (1.21)             (1.18)            (0.81)           (0.66)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $11.16            $11.87             $12.22            $12.50           $12.26
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        (2.11)%            7.46%              7.62%             8.83%           11.97%++
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $9,485           $14,569            $19,690           $25,970          $35,159
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                       1.81%             1.77%              1.80%             1.81%            1.92%+
   Net investment income                             3.86              3.93               4.24              5.15             6.65+
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               164%              287%               367%              133%             195%
===================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from November 18, 1994 (inception date) to October 31, 1995.

(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 1.78% and 1.86% (annualized), respectively.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                43

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                                   Class L Shares
                                                  ---------------------------------------------------------------------------------
Global Government Bond Portfolio                  1999(1)          1998(1)(2)         1997(1)           1996(1)            1995(3)
===================================================================================================================================

Net Asset Value, Beginning of Year                 $11.86             $12.19            $12.47            $12.23             $11.68
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                             0.46               0.48              0.53              0.64              0.85*
   Net realized and unrealized gain (loss)          (0.70)              0.40              0.38              0.41              0.42
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.24)              0.88              0.91              1.05              1.27
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(4)                         (0.47)             (0.19)            (1.11)            (0.81)            (0.72)
   Net realized gains                                  --              (0.60)            (0.08)               --                --
   Capital                                             --              (0.42)               --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.47)             (1.21)            (1.19)            (0.81)            (0.72)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $11.15             $11.86            $12.19            $12.47            $12.23
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        (2.11)%             7.67%             7.73%             8.90%            11.25%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $1,731             $2,391            $3,257            $3,986            $4,141
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                       1.72%              1.68%             1.69%             1.74%             1.84%
   Net investment income                             3.98               4.01              4.33              5.22              7.15
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               164%               287%              367%              133%              195%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  On November 7, 1994, Class B shares were renamed Class C shares.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L would have been 1.71% and 1.78%, respectively.
*    Includes realized gains and losses from foreign currency transactions.


--------------------------------------------------------------------------------
44                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                                  Class Y Shares
                                                 ----------------------------------------------------------------------------------
Global Government Bond Portfolio                  1999(1)            1998(1)           1997(1)            1996(1)           1995(2)
===================================================================================================================================

Net Asset Value, Beginning of Year                 $11.70             $12.03            $12.39            $12.14            $11.68
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                             0.54               0.59              0.63              0.73              0.78*
   Net realized and unrealized gain (loss)          (0.68)              0.37              0.37              0.42              0.49
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                 (0.14)              0.96              1.00              1.15              1.27
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                         (0.53)             (0.23)            (1.28)            (0.90)            (0.81)
   Net realized gains                                  --              (0.60)            (0.08)               --                --
   Capital                                             --              (0.46)               --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.53)             (1.29)            (1.36)            (0.90)            (0.81)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $11.03             $11.70            $12.03            $12.39            $12.14
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        (1.28)%             8.50%             8.61%             9.82%            11.27%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                    $47,708            $37,057           $28,097           $15,105               $62
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                       0.91%              0.83%             0.89%             0.84%             0.98%
   Net investment income                             4.69               5.06              5.19              6.12              6.38
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               164%               287%              367%              133%              195%
===================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method.

(2)  On November 7, 1994, Class C shares were renamed Class Y shares.

(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(4) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.81% and 0.93%, respectively.

*    Includes realized gains and losses from foreign currency transactions.


--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                45

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                                 Class A Shares
                                                  ---------------------------------------------------------------------------------
International Equity Portfolio                      1999(1)          1998(1)            1997(1)           1996(1)           1995
===================================================================================================================================
Net Asset Value, Beginning of Year                 $20.39             $20.36            $18.64            $17.15            $18.79
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                     (0.03)                --             (0.04)             0.01              0.08*
   Net realized and unrealized gain (loss)           6.39               0.03              1.77              1.65             (1.50)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  6.36               0.03              1.73              1.66             (1.42)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(2)                            --                 --             (0.01)            (0.17)            (0.12)
   Net realized gains                                  --                 --                --                --             (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --                 --             (0.01)            (0.17)            (0.22)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $26.75             $20.39            $20.36            $18.64            $17.15
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                        31.19%              0.15%             9.30%             9.78%            (7.44)%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $598,043           $453,029          $464,796          $513,870          $489,533
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                       1.28%              1.28%             1.31%             1.35%             1.36%
   Net investment income (loss)                     (0.13)              0.00             (0.18)             0.17              0.50
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                31%                25%               35%               46%               42%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.

(2) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.

(3) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.29% and 1.28%, respectively.

*    Includes realized gains and losses from foreign currency transactions.


--------------------------------------------------------------------------------
46                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                                  Class B Shares
                                                  -------------------------------------------------------------------------------
International Equity Portfolio                     1999(1)           1998(1)           1997(1)          1996(1)          1995(2)
=================================================================================================================================
Net Asset Value, Beginning of Year                 $20.08             $20.22            $18.65           $17.17           $18.38
---------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                     (0.23)             (0.18)            (0.20)           (0.08)            0.06*
   Net realized and unrealized gain (loss)           6.28               0.04              1.77             1.60            (1.17)
---------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  6.05              (0.14)             1.57             1.52            (1.11)
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                            --                 --                --            (0.04)              --
   Net realized gains                                  --                 --                --               --            (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                    --                 --                --            (0.04)           (0.10)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $26.13             $20.08            $20.22           $18.65           $17.17
---------------------------------------------------------------------------------------------------------------------------------
Total Return                                        30.13%             (0.69)%            8.42%            8.89%           (6.00)%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                   $200,071           $180,980          $231,148         $212,294         $126,171
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                       2.08%              2.09%             2.11%            2.11%            2.13%+
   Net investment income (loss)                     (1.01)             (0.84)            (0.95)           (0.58)            0.34+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                31%                25%               35%              46%              42%
---------------------------------------------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.

(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.

(3) Distributions from net investment income included short-term capital gains, if any, for Federal income tax purposes.

(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.04% and 2.04% (annualized), respectively.

*    Includes realized gains and losses from foreign currency transactions.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                47

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                                  Class L Shares
                                                  ---------------------------------------------------------------------------------
International Equity Portfolio                       1999(1)        1998(1)(2)        1997(1)         1996(1)           1995(3)
===================================================================================================================================
Net Asset Value, Beginning of Year                   $19.79         $19.93            $18.38          $16.93            $18.54
-----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                (0.22)         (0.17)            (0.22)          (0.13)            (0.06)*
   Net realized and unrealized gain (loss)             6.19           0.03              1.77            1.62             (1.45)
-----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    5.97          (0.14)             1.55            1.49             (1.51)
-----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(4)                              --             --                --           (0.04)               --
   Net realized gains                                    --             --                --              --             (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      --             --                --           (0.04)            (0.10)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $25.76         $19.79            $19.93          $18.38            $16.93
-----------------------------------------------------------------------------------------------------------------------------------
Total Return                                          30.17%         (0.70)%            8.43%           8.85%            (8.11)%
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $178,259       $152,569          $200,849        $229,514          $240,090
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                         2.07%          2.07%             2.12%           2.15%             2.16%
   Net investment loss                                (0.98)         (0.81)            (0.97)          (0.63)            (0.34)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  31%            25%               35%             46%               42%
===================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  On November 7, 1994, Class B shares were renamed Class C shares.
(4) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(5) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L would have been 2.09% and 2.08%, respectively.
*    Includes realized gains and losses from foreign currency transactions.

--------------------------------------------------------------------------------
48                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:


                                                                               Class Y Shares
                                                 ----------------------------------------------------------------------------
International Equity Portfolio                       1999(1)        1998(1)         1997(1)         1996(1)        1995(2)
=============================================================================================================================
Net Asset Value, Beginning of Year                   $20.41         $20.38          $18.64          $17.13         $18.80
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.03           0.08            0.04            0.18           0.10*
   Net realized and unrealized gain (loss)             6.44           0.01            1.76            1.54          (1.50)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    6.47           0.09            1.80            1.72          (1.40)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                              --          (0.06)          (0.06)          (0.21)         (0.17)
   Net realized gains                                    --             --              --              --          (0.10)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      --          (0.06)          (0.06)          (0.21)         (0.27)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $26.88         $20.41          $20.38          $18.64         $17.13
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                          31.70%          0.45%           9.68%          10.19%         (7.11)%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $354,242       $333,979        $301,852        $200,427        $97,132
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                         0.92%          0.91%           0.94%           0.96%          1.06%
   Net investment income                               0.14           0.37            0.23            0.56           0.91
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  31%            25%             35%             46%            42%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On November 7, 1994, the Class D shares were renamed Class Y shares.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Y would have been 0.90% and 0.98%, respectively.
*    Includes realized gains and losses from foreign currency transactions.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                49

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                                Class Z Shares
                                                 ----------------------------------------------------------------------------
International Equity Portfolio                       1999(1)        1998(1)         1997(1)         1996(1)        1995(2)
=============================================================================================================================
Net Asset Value, Beginning of Year                   $20.39         $20.36          $18.62          $17.12         $18.38
-----------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.04           0.08            0.05            0.14           0.13*
   Net realized and unrealized gain (loss)             6.42           0.01            1.75            1.57          (1.12)
-----------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    6.46           0.09            1.80            1.71          (0.99)
-----------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income(3)                              --          (0.06)          (0.06)          (0.21)         (0.17)
   Net realized gains                                    --             --              --              --          (0.10)
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions                                      --          (0.06)          (0.06)          (0.21)         (0.27)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                         $26.85         $20.39          $20.36          $18.62         $17.12
-----------------------------------------------------------------------------------------------------------------------------
Total Return                                          31.68%          0.45%           9.69%          10.13%         (5.03)%++
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $137,212       $117,132        $131,709        $119,408        $94,387
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                         0.92%          0.92%           0.94%           0.97%          1.10%+
   Net investment income                               0.16           0.36            0.22            0.55           1.06+
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  31%            25%             35%             46%            42%
=============================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) Distributions from net investment income include short-term capital gains, if any, for Federal income tax purposes.
(4) During the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class Z would have been 0.91% and 1.02% (annualized), respectively.
*    Includes realized gains and losses from foreign currency transactions.
++ Total return is not annualized as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
50                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                            Class A Shares
                                               ------------------------------------------------------------------------
International Balanced Portfolio                   1999(1)       1998(1)        1997(1)        1996(1)         1995
=======================================================================================================================
Net Asset Value, Beginning of Year                 $14.89        $13.32         $13.90         $12.64         $12.20
-----------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(2)                          0.21          0.51           0.18           0.26           0.35
   Net realized and unrealized gain (loss)           1.00          1.19          (0.41)          1.35           0.48
-----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  1.21          1.70          (0.23)          1.61           0.83
-----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.13)        (0.10)         (0.15)         (0.35)         (0.39)
   Net realized gains                               (1.86)        (0.03)            --             --             --
   Capital                                             --            --          (0.20)            --             --
-----------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.99)        (0.13)         (0.35)         (0.35)         (0.39)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $14.11        $14.89         $13.32         $13.90         $12.64
-----------------------------------------------------------------------------------------------------------------------
Total Return                                         9.16%        12.87%         (1.71)%        12.89%          7.05%
-----------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $8,070        $9,639        $11,072        $16,116        $17,667
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(2)                                       2.21%         1.79%          1.71%          1.81%          1.62%
   Net investment income                             1.56          3.80           1.32           1.94           2.89
-----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               109%          141%           197%           189%            42%
=======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                     Per Share Decreases to              Without Fee Waivers
                     Net Investment Income               and Custody Credits
                     ----------------------              -------------------
                            1995                                1995
                           ------                              ------
     Class A                $0.04                               1.96%

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class A would have been 1.72% and 1.52%, respectively.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                51

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                           Class B Shares
                                                  -------------------------------------------------------------------
International Balanced Portfolio                   1999(1)       1998(1)       1997(1)       1996(1)       1995(2)
=====================================================================================================================
Net Asset Value, Beginning of Year                 $14.93        $13.38        $13.90        $12.65        $12.08
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                          0.10          0.41          0.07          0.15          0.36
   Net realized and unrealized gain (loss)           1.02          1.19         (0.41)         1.36          0.50
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  1.12          1.60         (0.34)         1.51          0.86
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.04)        (0.02)        (0.08)        (0.26)        (0.29)
   Net realized gains                               (1.86)        (0.03)           --            --            --
   Capital                                             --            --         (0.10)           --            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.90)        (0.05)        (0.18)        (0.26)        (0.29)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $14.15        $14.93        $13.38        $13.90        $12.65
---------------------------------------------------------------------------------------------------------------------
Total Return                                         8.42%        11.96%        (2.45)%       12.05%         7.33%++
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $3,015        $4,004        $4,813        $5,258        $3,064
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(3)                                       3.03%         2.52%         2.48%         2.62%         2.49%+
   Net investment income                             0.77          3.03          0.53          1.14          3.11+
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               109%          141%          197%          189%           42%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  For the period from November 7, 1994 (inception date) to October 31, 1995.
(3) The Manager waived all or part of its fees for the period ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratio would have been as follows:

                                                           Expense Ratio
                         Per Share Decrease to          Without Fee Waivers
                         Net Investment Income          and Custody Credits
                         ---------------------          -------------------
                                 1995                           1995
                                 ----                           ----
     Class B                     $0.04                         2.86%+

     In addition, during the year ended October 31, 1996 and the period ended October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class B would have been 2.53% and 2.39% (annualized), respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
52                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended October 31, except where noted:

                                                                            Class L Shares
                                               ----------------------------------------------------------------------
International Balanced Portfolio                   1999(1)     1998(1)(2)      1997(1)       1996(1)       1995(3)
=====================================================================================================================
Net Asset Value, Beginning of Year                 $14.89        $13.35        $13.87        $12.63        $12.18
---------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(4)                          0.08          0.40          0.08          0.15          0.28
   Net realized and unrealized gain (loss)           0.99          1.18         (0.42)         1.35          0.46
---------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  1.07          1.58         (0.34)         1.50          0.74
---------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            (0.04)        (0.01)        (0.08)        (0.26)        (0.29)
   Net realized gains                               (1.86)        (0.03)           --            --            --
   Capital                                             --            --         (0.10)           --            --
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (1.90)        (0.04)        (0.18)        (0.26)        (0.29)
---------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                       $14.06        $14.89        $13.35        $13.87        $12.63
---------------------------------------------------------------------------------------------------------------------
Total Return                                         8.07%        11.90%        (2.46)%       11.99%         6.29%
---------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                     $2,549        $2,940        $3,642        $4,869        $4,317
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                       3.20%         2.58%         2.51%         2.62%         2.37%
   Net investment income                             0.62          2.93          0.60          1.14          2.33
---------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               109%          141%          197%          189%           42%
=====================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)  On June 12, 1998, Class C shares were renamed Class L shares.
(3)  On November 7, 1994, Class B shares were renamed Class C shares.
(4) The Manager waived all or part of its fees for the year ended October 31, 1995. If such fees were not waived, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                      Per Share Decreases to             Without Fee Waivers
                      Net Investment Income              and Custody Credits
                      ----------------------             -------------------
                              1995                               1995
                              ----                               ----
     Class L                 $0.04                              2.71%

     In addition, during the years ended October 31, 1996 and October 31, 1995, the Portfolio had earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios for Class L would have been 2.53% and 2.27%, respectively; numbers prior to October 31, 1995 have not been restated to reflect these credits.

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                53

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
Smith Barney World Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Global Government Bond, International Equity and International Balanced Portfolios of Smith Barney World Funds, Inc. as of October 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities purchased and sold but not received and delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Global Government Bond, International Equity and International Balanced Portfolios of Smith Barney World Funds, Inc. as of October 31, 1999, the results of their operations for the year then ended, the statements of changes in their net assets for the each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                      KPMG LLP


New York, New York
December 15, 1999

--------------------------------------------------------------------------------
54                                            1999 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Smith Barney World Funds, Inc. hereby designates for the fiscal year ended October 31, 1999:

         -- Long term capital gain distributions paid:

                  International Balanced Portfolio                  $2,750,084

         -- Percentages of ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level:

                  Global Government Bond Portfolio                       18.92%
                  International Balanced Portfolio                        6.33

         -- The total foreign sourced income received by International Balanced
            Portfolio was $0.46841 per share (or a total amount of $452,680). The total of foreign taxes paid was $0.01157 per share (or a total amount of $11,180).

         -- The total foreign sourced income received by International Equity
            Portfolio was $0.2246 per share (or a total amount of $12,477,328). The total of foreign taxes paid was $0.0181 per share (or a total amount of $1,005,608).

--------------------------------------------------------------------------------
Smith Barney World Funds, Inc.                                                55

                      [This page intentionally left blank]

Smith Barney
World Funds, Inc.

Directors
Victor Atkins
Abraham E. Cohen
Robert A. Frankel
Michael Gellert
Rainer Greeven
Susan M. Heilbron
Heath B. McLendon, Chairman

Officers
Maurits E. Edersheim
Chairman of the Fund
& Advisory Director

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

James B. Conheady
Vice President

Simon R. Hildreth
Vice President

Denis P. Mangan
Vice President

Jeffrey J. Russell
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Manager and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.


Custodian
Chase Manhattan Bank

Shareholder Servicing Agent
Smith Barney Private Trust
388 Greenwich Street
22nd Floor
New York, New York 10013

Sub-Shareholder Servicing Agent
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is submitted for the general information of shareholders of Smith Barney World Fund, Inc. -- Global Government, International Equity and International Balanced Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.



[LOGO OF SALOMON SMITH BARNEY]

Smith Barney
World Funds, Inc.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds


FD01359 12/99